                                                           [MORGAN STANLEY LOGO]

Morgan Stanley KLD Social Index Fund

A MUTUAL FUND THAT SEEKS TO PROVIDE INVESTMENT
RESULTS THAT, BEFORE EXPENSES, CORRESPOND
TO THE TOTAL RETURN (I.E., THE COMBINATION OF
CAPITAL CHANGES AND INCOME) OF THE
KLD LARGE CAP SOCIAL INDEX-SM-

                                                                   [COVER PHOTO]

                                                   Prospectus - January 31, 2002

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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Contents

The Fund                  INVESTMENT OBJECTIVE........................................                   1
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   1
                          PRINCIPAL RISKS.............................................                   2
                          FEES AND EXPENSES...........................................                   4
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION..................                   5
                          ADDITIONAL RISK INFORMATION.................................                   6
                          FUND MANAGEMENT.............................................                   6

Shareholder Information   PRICING FUND SHARES.........................................                   7
                          HOW TO BUY SHARES...........................................                   7
                          HOW TO EXCHANGE SHARES......................................                   9
                          HOW TO SELL SHARES..........................................                  10
                          DISTRIBUTIONS...............................................                  12
                          TAX CONSEQUENCES............................................                  12
                          SHARE CLASS ARRANGEMENTS....................................                  13

Financial Highlights      ............................................................                  20

Morgan Stanley Funds      ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

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The Fund

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Morgan Stanley KLD Social Index Fund seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the KLD Large Cap Social Index-SM- (the "KLD Index").

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund will normally invest at least 80% of its assets in common stocks of companies included in the KLD Index, an index comprised of stocks that meet certain social and environmental criteria. The KLD Index is a newly created common stock index comprised of the stocks of U.S. companies which are weighted according to market capitalization. The KLD Index was developed by KLD
Research & Analytics, Inc. ("KLD") based on certain social and environmental criteria. The KLD Index is derived by KLD from the constituents of the Russell 1000-Registered Trademark- Index. The Russell 1000 Index measures the performance of the 1000 largest companies in the United States and is considered representative of the United States large capitalization securities market. The Russell 1000 Index is reconstituted annually on June 30.

It is anticipated that the KLD Index will contain stocks of approximately 700 issuers. The Fund may not purchase all of the securities contained in the KLD Index because of the practical difficulties and expense of purchasing and selling such a large number of securities. Instead, the "Investment Manager," Morgan Stanley Investment Advisors Inc., may use statistical sampling in an attempt to recreate the portfolio characteristics of the KLD Index.

The KLD Index is reconstituted once a year based on an updated list of the companies comprising the Russell 1000 Index. In addition, the KLD Index may be adjusted monthly to reflect changes resulting from the application of social criteria.

KLD selects companies from the Russell 1000 Index for inclusion in the KLD Index based on KLD's evaluation of their corporate and social responsibility, as well as certain financial criteria. The following are the principal social criteria KLD currently considers when selecting companies for inclusion in the KLD Index:

- Safe and useful products, including a company's record with regard to product safety, marketing practices and commitment to quality.

- Employee relations, including a company's record with regard to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations, and meaningful participation in company profits either through stock purchase or profit sharing plans.

                            ------------------------

The KLD Large Cap Social Index (KLD Index) is a service mark of KLD Research & Analytics, Inc. (KLD). Morgan Stanley KLD Social Index Fund is not promoted or endorsed by, nor in any way affiliated with KLD. KLD is not responsible for and has not reviewed the Fund nor any associated literature or publications and KLD makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

The KLD Index is derived from the constituents of the Russell 1000 Index. The Russell 1000 Index is a trademark/service mark of the Frank Russell Company
(FRC). The use of the Russell 1000 Index as the universe for the KLD Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD Index or of the investment in any or all of the securities upon which the Russell 1000 Index or KLD Index are based.

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- Corporate citizenship, including a company's record with regard to philanthropic activities and community relations.

- Environmental performance, including a company's record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services.

In addition, the KLD Index excludes companies that derive more than 2% or $50 million of their gross revenues from the sale of military weapons, companies that derive any revenues from the manufacture of tobacco products, alcoholic beverages or gambling operations, and companies that own or operate nuclear power plants.


The Investment Manager seeks a correlation between the performance of the Fund, before expenses, and that of the KLD Index of 95% or better. A figure of 100% would indicate perfect correlation.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

The remaining 20% of the Fund's assets may be invested in stock index futures. The Fund may also invest in shares of index funds.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its equity investments. In general, stock and other equity securities' values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Index Investing. Another risk of investing in the Fund arises from its operation as an index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund's portfolio. The Fund will remain invested in equity securities even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Fund's portfolio securities, except to reflect additions or deletions to the securities that comprise the KLD Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. In addition, the Fund may from time to time sell securities to realize losses for purposes of offsetting capital gains the Fund has realized.

The performance of the KLD Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Fund (e.g., management fees, transfer agency and accounting costs).

The Fund's ability to correlate its performance, before expenses, with the performance of the KLD Index may be affected by, among other things, changes in securities markets, the manner in which the KLD Index is calculated, the timing of purchases and sales and the success of any statistical sampling utilized by the Investment Manager.

The Fund's ability to correlate its performance to that of the Index also depends to some extent on the size of the Fund's portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the KLD Index are valued. The Investment Manager regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Manager will determine what additional investment changes may need to be made.

Medium Capitalization Companies. The KLD Index may include medium-sized companies which generally have market capitalizations greater than $1 billion but less than $5 billion. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Industry Concentration. The KLD Index may, at any time, be concentrated in companies engaged in a particular industry and, therefore, the value of the Fund's shares may be significantly impacted by developments affecting that industry. For example, the Index is currently concentrated in the technology industry. As a result, the value of the Fund's shares may be substantially more volatile than share values of funds that do not invest in technology-oriented companies. The technology sector is a rapidly changing field, and stocks of these companies may be subject to more abrupt or erratic market movements than the stock market in general. The products and services of technology-oriented companies may be subject to rapid obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people. As a result, the securities of these companies may exhibit substantially greater price volatility than those of companies in other industries.

Non-Diversified Status. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies, including the Investment Manager's ability to manage cash flows (primarily from purchases and sales, and distributions from the Fund's investments). The Fund is subject to other risks from its permissible investments including the risks associated with stock index futures and index funds. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

The Fund commenced operations on July 13, 2001, and as of the date of this PROSPECTUS did not have a full calendar year of performance to report.

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[Sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.

ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on annualized expenses paid for the fiscal period July 13, 2001 (commencement of operations) to November 30, 2001.
[End Sidebar]

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                               Class A   Class B   Class C   Class D
------------------------------------------------------------------------------------
 SHAREHOLDER FEES
------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on
 purchases (as a percentage of offering
 price)                                         5.25%(1) None      None      None
------------------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage based on the lesser of the
 offering price or net asset value at
 redemption)                                   None(2)    5.00%(3)  1.00%(4) None
------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------
 Management fee(5)                              0.00%     0.00%     0.00%     0.00%
------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees          0.25%     1.00%     1.00%    None
------------------------------------------------------------------------------------
 Other expenses(5,6)                            0.60%     0.60%     0.60%     0.60%
------------------------------------------------------------------------------------
 Total annual Fund operating expenses           0.85%     1.60%     1.60%     0.60%
------------------------------------------------------------------------------------

 1    Reduced for purchases of $25,000 and over.
 2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
 3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
 4    Only applicable if you sell your shares within one year after purchase.
 5 The expenses and fees disclosed above do not reflect that the Investment Manager has agreed to continue to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in its investment management agreement until December 31, 2002 or until such time as the Fund has $50 million of net assets, whichever occurs first. Thereafter, the Investment Manager has agreed under its Investment Management Agreement with the Fund to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving the Fund's management fees to the extent such operating expenses exceed 0.60% of the average daily net assets of the Fund on an annualized basis. The fees and expenses disclosed above reflect this expense cap.
 6 "Other Expenses" are estimated based on expenses anticipated for the first complete fiscal year of the Fund.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

     If You SOLD Your Shares:      If You HELD Your Shares:
 --------------------------------  -------------------------
                  1 Year  3 Years    1 Year       3 Years
 --------------------------------  -------------------------
  Class A          $607    $782       $607          $782
 --------------------------------  -------------------------
  Class B          $663    $805       $163          $505
 --------------------------------  -------------------------
  Class C          $263    $505       $163          $505
 --------------------------------  -------------------------
  Class D          $ 61    $192       $ 61          $192
 --------------------------------  -------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.

[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Stock Index Futures. The Fund may invest in stock index futures. Stock index futures contracts may be used to assist in seeking performance that corresponds to the performance of the KLD Index and/or to assist in managing cash flows into and out of the Fund. Presently, there are no stock index futures contracts on the KLD Index; however, the Fund may use futures on other indexes the Investment Manager believes to be representative of securities contained in the KLD Index. Such other indexes may be comprised in part of securities that would not meet KLD's eligibility criteria for the KLD Index.

Index Funds. The Fund may invest up to 10% of its net assets in shares of various index funds that hold securities included in the KLD Index. Such index funds may be comprised in part of securities that would not meet KLD's eligibility criteria for the KLD Index. No more than 5% of the Fund's net assets will be invested in any one index fund.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

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[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $135 billion in assets under management as of December 31, 2001.
[End Sidebar]

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Stock Index Futures. If the Fund invests in futures, its participation in these markets would subject the Fund's portfolio to certain risks. In particular, there may be a risk of imperfect correlation between the price of futures contracts and movements in the prices of the securities which comprise the KLD Index.

Index Funds. Shares of index funds have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the underlying index rises and falls. If the Fund invests in shares of index funds, it would, in addition to its own expenses, indirectly bear its ratable share of the index fund's expenses.

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------
                           The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services and manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

                           The Fund's portfolio is managed within the Investment Manager's Core Growth Group. Alice Weiss, a Vice President of the Investment Manager, is the primary portfolio manager of the Fund. Ms. Weiss has been a portfolio manager with the Investment Manager for over five years.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is calculated at the annual rate of 0.40% of the Fund's average daily net assets. The Investment Manager has agreed under its Investment Management Agreement with the Fund to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving its management fees to the extent such operating expenses exceed on an annualized basis 0.60% of the average daily net assets of the Fund. This may reduce the investment management fee below 0.40% of the Fund's average daily net assets. For example, if the Fund paid "other expenses" equal to 0.25% of its average daily net assets, then the investment management fee rate paid by the Fund would equal 0.35% of the Fund's average daily net assets.

[Sidebar]

CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[End Sidebar]
Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00
 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------
                           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

                           Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares:
                           Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

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[Sidebar]

EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

 MINIMUM INVESTMENT AMOUNTS
 ----------------------------------------------------------------------------------------
                                                                      Minimum Investment
                                                                      -------------------
 Investment Options                                                   Initial  Additional
 ----------------------------------------------------------------------------------------
  Regular Accounts                                                    $1,000      $100
 ----------------------------------------------------------------------------------------
  Individual Retirement Account                                       $1,000      $100
 ----------------------------------------------------------------------------------------
  Coverdell Education Savings
  Account                                                             $  500      $100
 ----------------------------------------------------------------------------------------
  EASYINVEST-SM-
  (Automatically from your
  checking or savings account
  or
  Money Market Fund)                                                  $  100*     $100*
 ----------------------------------------------------------------------------------------

 *    Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D
Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley KLD Social Index Fund.

- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares - and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

 Options             Procedures
 ------------------------------------------------------------------------------------------
  Contact your       To sell your shares, simply call your Morgan Stanley Financial Advisor
  Financial Advisor  or other authorized financial representative.
                     ----------------------------------------------------------------------
  [ICON]             Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
 ------------------------------------------------------------------------------------------
  By Letter          You can also sell your shares by writing a "letter of instruction"
                     that includes:
  [ICON]             - your account number;
                     - the name of the Fund;
                     - the dollar amount or the number of shares you wish to sell;
                     - the Class of shares you wish to sell; and
                     - the signature of each owner as it appears on the account.
 ------------------------------------------------------------------------------------------

Options             Procedures
--------------------------------------------------------------------------------
 By Letter,         If you are requesting payment to anyone other than the
 continued          registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a
                    signature guarantee. Additional documentation may be
                    required for shares held by a corporation, partnership,
                    trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 Systematic         If your investment in all of the Morgan Stanley Family of
 Withdrawal Plan    Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole
                    percentage of a fund's balance (provided the amount is at
                    least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan
                    requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this PROSPECTUS.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                    remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

[Sidebar]
TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
                           The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                           The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and

- You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

[Sidebar]

FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[End Sidebar]

The chart below compares the sales charge and the annual 12b-1 fees applicable to each Class:

                                                                               Maximum
 Class     Sales Charge                                                    Annual 12b-1 Fee
 --------------------------------------------------------------------------------------------
  A        Maximum 5.25% initial sales charge reduced for purchase of
           $25,000 or more; shares sold without an initial sales charge
           are generally subject to a 1.0% CDSC during the first year           0.25%
 --------------------------------------------------------------------------------------------
  B        Maximum 5.0% CDSC during the first year decreasing to 0%
           after six years                                                      1.00%
 --------------------------------------------------------------------------------------------
  C        1.0% CDSC during the first year                                      1.00%
 --------------------------------------------------------------------------------------------
  D        None                                                            None
 --------------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of
 $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualified for investment on Class D.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                     Front-End Sales Charge
                                          ---------------------------------------------
Amount of                                     Percentage of      Approximate Percentage
Single Transaction                        Public Offering Price  of Net Amount Invested
---------------------------------------------------------------------------------------
 Less than $25,000                                    5.25%                   5.54%
---------------------------------------------------------------------------------------
 $25,000 but less than $50,000                        4.75%                   4.99%
---------------------------------------------------------------------------------------
 $50,000 but less than $100,000                       4.00%                   4.17%
---------------------------------------------------------------------------------------
 $100,000 but less than $250,000                      3.00%                   3.09%
---------------------------------------------------------------------------------------
 $250,000 but less than $500,000                      2.50%                   2.56%
---------------------------------------------------------------------------------------
 $500,000 but less than $1 million                    2.00%                   2.04%
---------------------------------------------------------------------------------------
 $1 million and over                                  0.00%                   0.00%
---------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

- A single account (including an individual, trust or fiduciary account).

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and
(2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which Morgan Stanley Trust provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

[Sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[End Sidebar]

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee
  (ii) or Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

- Insurance company separate accounts that have been approved by the Fund's distributor.

- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
  (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

- Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                           CDSC as a Percentage
 Year Since Purchase Payment Made           of Amount Redeemed
 --------------------------------------------------------------
  First                                            5.0%
 --------------------------------------------------------------
  Second                                           4.0%
 --------------------------------------------------------------
  Third                                            3.0%
 --------------------------------------------------------------
  Fourth                                           2.0%
 --------------------------------------------------------------
  Fifth                                            2.0%
 --------------------------------------------------------------
  Sixth                                            1.0%
 --------------------------------------------------------------
  Seventh and thereafter                           None
 --------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are:
  (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions":
  (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
  (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

- Sales of shares held for you as a participant in a Morgan Stanley Eligible
  Plan.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

- Certain unit investment trusts sponsored by Morgan Stanley DW.

- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order meeting the requirements for investment in Class D will only be accepted for Class D Shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase
Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or
(2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of
 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

 Class A Shares
--------------------------------------------------------------------------------

                                                              For the Period July 13, 2001*
                                                               through November 30, 2001**
--------------------------------------------------------------------------------------------

 Selected Per Share Data:
--------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                     $10.00
--------------------------------------------------------------------------------------------
 LOSS FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------
    Net investment income                                                   0.03
--------------------------------------------------------------------------------------------
    Net realized and unrealized loss                                       (0.64)
--------------------------------------------------------------------------------------------
 Total loss from investment operations                                     (0.61)
--------------------------------------------------------------------------------------------
 Net asset value, end of period                                           $ 9.39
--------------------------------------------------------------------------------------------
 Total Return+(1)                                                          (6.10)%
--------------------------------------------------------------------------------------------

 Ratios to Average Net Assets(2)(3)(4):
--------------------------------------------------------------------------------------------
 Expenses                                                                   0.25%
--------------------------------------------------------------------------------------------
 Net investment income                                                      0.85%
--------------------------------------------------------------------------------------------

 Supplemental Data:
--------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                                    $329
--------------------------------------------------------------------------------------------
 Portfolio turnover rate(1)                                                    3%
--------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Not annualized.
 (2) Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment loss ratios for the period ended November 30, 2001 would have been 2.35% and
 (1.25)%, respectively, for Class A; 3.10% and (2.00)%, respectively, for Class B; 3.10% and (2.00)%, respectively, for Class C; and 2.10% and (1.00)%, respectively, for Class D.

 Class B Shares
--------------------------------------------------------------------------------

                                                              For the Period July 13, 2001*
                                                               through November 30, 2001**
--------------------------------------------------------------------------------------------

 Selected Per Share Data:
--------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                     $10.00
--------------------------------------------------------------------------------------------
 LOSS FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------
    Net investment income                                                   0.00
--------------------------------------------------------------------------------------------
    Net realized and unrealized loss                                       (0.64)
--------------------------------------------------------------------------------------------
 Total loss from investment operations                                     (0.64)
--------------------------------------------------------------------------------------------
 Net asset value, end of period                                           $ 9.36
--------------------------------------------------------------------------------------------
 Total Return+(1)                                                          (6.40)%
--------------------------------------------------------------------------------------------

 Ratios to Average Net Assets(2)(3)(4):
--------------------------------------------------------------------------------------------
 Expenses                                                                   1.00%
--------------------------------------------------------------------------------------------
 Net investment income                                                      0.10%
--------------------------------------------------------------------------------------------

 Supplemental Data:
--------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                                  $4,413
--------------------------------------------------------------------------------------------
 Portfolio turnover rate(1)                                                    3%
--------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Not annualized.
 (2) Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment loss ratios for the period ended November 30, 2001 would have been 2.35% and
 (1.25)%, respectively, for Class A; 3.10% and (2.00)%, respectively, for Class B; 3.10% and (2.00)%, respectively, for Class C; and 2.10% and (1.00)%, respectively, for Class D.

 Class C Shares
--------------------------------------------------------------------------------

                                                              For the Period July 13, 2001*
                                                               through November 30, 2001**
--------------------------------------------------------------------------------------------

 Selected Per Share Data:
--------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                     $10.00
--------------------------------------------------------------------------------------------
 LOSS FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------
    Net investment income                                                   0.00
--------------------------------------------------------------------------------------------
    Net realized and unrealized loss                                       (0.64)
--------------------------------------------------------------------------------------------
 Total loss from investment operations                                     (0.64)
--------------------------------------------------------------------------------------------
 Net asset value, end of period                                           $ 9.36
--------------------------------------------------------------------------------------------
 Total Return+(1)                                                          (6.40)%
--------------------------------------------------------------------------------------------

 Ratios to Average Net Assets(2)(3)(4):
--------------------------------------------------------------------------------------------
 Expenses                                                                   1.00%
--------------------------------------------------------------------------------------------
 Net investment income                                                      0.10%
--------------------------------------------------------------------------------------------

 Supplemental Data:
--------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                                    $544
--------------------------------------------------------------------------------------------
 Portfolio turnover rate(1)                                                    3%
--------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Not annualized.
 (2) Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment loss ratios for the period ended November 30, 2001 would have been 2.35% and
 (1.25)%, respectively, for Class A; 3.10% and (2.00)%, respectively, for Class B; 3.10% and (2.00)%, respectively, for Class C; and 2.10% and (1.00)%, respectively, for Class D.

 Class D Shares
--------------------------------------------------------------------------------

                                                              For the Period July 13, 2001*
                                                               through November 30, 2001**
--------------------------------------------------------------------------------------------

 Selected Per Share Data:
--------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                     $10.00
--------------------------------------------------------------------------------------------
 LOSS FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------
    Net investment income                                                   0.04
--------------------------------------------------------------------------------------------
    Net realized and unrealized loss                                       (0.64)
--------------------------------------------------------------------------------------------
 Total loss from investment operations                                     (0.60)
--------------------------------------------------------------------------------------------
 Net asset value, end of period                                           $ 9.40
--------------------------------------------------------------------------------------------
 Total Return+(1)                                                          (6.00)%
--------------------------------------------------------------------------------------------

 Ratios to Average Net Assets(2)(3)(4):
--------------------------------------------------------------------------------------------
 Expenses                                                                   0.00%
--------------------------------------------------------------------------------------------
 Net investment income                                                      1.10%
--------------------------------------------------------------------------------------------

 Supplemental Data:
--------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                                 $13,634
--------------------------------------------------------------------------------------------
 Portfolio turnover rate(1)                                                    3%
--------------------------------------------------------------------------------------------

 * Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Not annualized.
 (2) Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment loss ratios for the period ended November 30, 2001 would have been 2.35% and
 (1.25)%, respectively, for Class A; 3.10% and (2.00)%, respectively, for Class B; 3.10% and (2.00)%, respectively, for Class C; and 2.10% and (1.00)%, respectively, for Class D.

Notes

                          ------------------------------------------------------

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                          ------------------------------------------------------

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                          ------------------------------------------------------

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 24

  Morgan Stanley Funds
-----------------------------------------

- GLOBAL/INTERNATIONAL FUNDS
 Competitive Edge Fund - "Best Ideas" Portfolio
 European Growth Fund
 Fund of Funds - International Portfolio
 Global Dividend Growth Securities
 Global Utilities Fund
 International Fund
 International SmallCap Fund
 International Value Equity Fund
 Japan Fund
 Latin American Growth Fund
 Pacific Growth Fund

- GROWTH FUNDS
 21st Century Trend Fund
 Aggressive Equity Fund
 All Star Growth Fund
 American Opportunities Fund
 Capital Growth Securities
 Capital Opportunities Trust
 Developing Growth Securities Trust
 Financial Services Trust
 Growth Fund
 Health Sciences Trust
 Information Fund
 KLD Social Index Fund
 Market Leader Trust
 Mid-Cap Value Fund

 Nasdaq-100 Index Fund
 Natural Resource Development Securities
 New Discoveries Fund
 Next Generation Trust
 Small Cap Growth Fund
 Special Value Fund
 Tax-Managed Growth Fund
 Technology Fund

- GROWTH + INCOME FUNDS
 Balanced Growth Fund
 Balanced Income Fund
 Convertible Securities Trust
 Dividend Growth Securities
 Equity Fund
 Fund of Funds - Domestic Portfolio
 Income Builder Fund
 Real Estate Fund
 S&P 500 Index Fund
 S&P 500 Select Fund
 Strategist Fund
 Total Market Index Fund
 Total Return Trust
 Utilities Fund
 Value Fund
 Value-Added Market Series/ Equity Portfolio

- INCOME FUNDS
 Diversified Income Trust
 Federal Securities Trust
 High Yield Securities
 Intermediate Income Securities
 Limited Duration Fund (NL)
 Liquid Asset Fund (MM)
 North American Government Income Trust
 Short-Term U.S. Treasury Trust
 U.S. Government Money Market Trust (MM)
 U.S. Government Securities Trust

- TAX-FREE INCOME FUNDS
 California Tax-Free Daily Income Trust (MM)
 California Tax-Free Income Fund
 Hawaii Municipal Trust (FSC)
 Limited Term Municipal Trust (NL)
 Multi-State Municipal Series Trust (FSC)
 New York Municipal Money Market Trust (MM)
 New York Tax-Free Income Fund
 Tax-Exempt Securities Trust
 Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------

  THERE MAY BE FUNDS CREATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

  UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR NORTH AMERICAN GOVERNMENT INCOME TRUST AND SHORT-TERM U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE: NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

                                                           [MORGAN STANLEY LOGO]

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS.In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of thses documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0120.

 TICKER SYMBOLS:

  Class A:   SIXAX      Class C:   SIXCX
--------------------  --------------------

  Class B:   SIXBX      Class D:   SIXDX
--------------------  --------------------

Morgan Stanley
KLD Social Index Fund

                                                                   [COVER PHOTO]

A MUTUAL FUND THAT SEEKS TO
PROVIDE INVESTMENT RESULTS THAT,
BEFORE EXPENSES, CORRESPOND
TO THE TOTAL RETURN (I.E., THE
COMBINATION OF CAPITAL
CHANGES AND INCOME) OF THE
KLD LARGE CAP SOCIAL INDEX-SM-

                                                   Prospectus - January 31, 2002

(THE FUND'S INVESTMENT COMPANY ACT FILE NO IS 811-10353)

STATEMENT OF ADDITIONAL INFORMATION                                 MORGAN
JANUARY 31, 2002                                                    STANLEY KLD
                                                                    SOCIAL INDEX
                                                                    FUND

--------------------------------------------------------------------------------

    This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated January 31, 2002) for the Morgan Stanley KLD Social Index Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley KLD Social Index Fund
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two,
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I. Fund History.............................................    4

II. Description of the Fund and Its Investments and Risks...    4

  A. Classification.........................................    4

  B. Investment Strategies and Risks........................    4

  C. Fund Policies/Investment Restrictions..................    8

III. Management of the Fund.................................    9

  A. Board of Trustees......................................    9

  B. Management Information.................................    9

  C. Compensation...........................................   14

IV. Control Persons and Principal Holders of Securities.....   16

V. Investment Management and Other Services.................   16

  A. Investment Manager.....................................   16

  B. Principal Underwriter..................................   17

  C. Services Provided by the Investment Manager............   18

  D. Dealer Reallowances....................................   19

  E. Rule 12b-1 Plan........................................   19

  F. Other Service Providers................................   23

  G. Codes of Ethics........................................   23

VI. Brokerage Allocation and Other Practices................   23

  A. Brokerage Transactions.................................   23

  B. Commissions............................................   23

  C. Brokerage Selection....................................   24

  D. Directed Brokerage.....................................   25

  E. Regular Broker-Dealers.................................   25

VII. Capital Stock and Other Securities.....................   25

VIII. Purchase, Redemption and Pricing of Shares............   26

  A. Purchase/Redemption of Shares..........................   26

  B. Offering Price.........................................   26

IX. Taxation of the Fund and Shareholders...................   27

X. Underwriters.............................................   30

XI. Calculation of Performance Data.........................   30

XII. Financial Statements...................................   31

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York.

"DISTRIBUTOR"--Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"FINANCIAL ADVISORS"--Morgan Stanley authorized financial services representatives.

"FUND"--Morgan Stanley KLD Social Index Fund, a registered open-end investment company.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

"MORGAN STANLEY"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


"MORGAN STANLEY FUNDS"--Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.


"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"TRANSFER AGENT"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on April 6, 2001.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, non-diversified management investment company whose investment objective is to seek to provide investment results that, before expenses, correspond to the total return of the KLD Large Cap Social IndexSM ("KLD Index").

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    ADDITIONAL INFORMATION CONCERNING THE KLD INDEX. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc. ("KLD"). KLD is not responsible for and has not reviewed the Fund nor any associated literature or publications and KLD makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

    KLD reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the KLD Index. KLD has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the KLD Index.

    KLD's publication of the KLD Index in no way suggests or implies an opinion by KLD, as to the attractiveness or appropriateness of investments in any or all securities upon which the KLD Index is based. KLD MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE KLD INDEX OR ANY DATA INCLUDED IN THE KLD INDEX. KLD MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE KLD INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE KLD INDEX. KLD MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

    STOCK INDEX FUTURES CONTRACT TRANSACTIONS. The Fund may invest in stock index futures.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market movement trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index).

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and/or rights which are attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporations issuing them.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1. Seek to provide investment results that, before expenses, correspond to the total return of the KLD Large Cap Social Index-SM-.

    The Fund MAY NOT:

         1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that to the extent the KLD Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

         2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         3. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         4. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any futures contracts; (d) borrowing money; or (e) lending portfolio securities.

         5. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

         6. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options thereon.

         7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    In addition, as a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

    The independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of funds in the Fund Complex (defined below) overseen by each independent Trustee and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all funds advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

                                                                                                    NUMBER OF
                                                                                                    FUNDS IN
                                                                                                      FUND
                              POSITION(S)    LENGTH OF                                               COMPLEX
 NAME, AGE AND ADDRESS OF      HELD WITH       TIME           PRINCIPAL OCCUPATION(S) DURING        OVERSEEN
    INDEPENDENT TRUSTEE       REGISTRANT      SERVED*                  PAST 5 YEARS                BY TRUSTEE
---------------------------   -----------   -----------   --------------------------------------   -----------
Michael Bozic (60)            Trustee       Trustee       Retired; Director or Trustee of the           97
c/o Mayer, Brown & Platt                    since         Morgan Stanley Funds and the TCW/DW
Counsel to the Independent                  April 1994    Term Trusts; formerly Vice Chairman of
Trustees                                                  Kmart Corporation (December
1675 Broadway                                             1998-October 2000), Chairman and Chief
New York, NY                                              Executive Officer of Levitz Furniture
                                                          Corporation (November 1995-November
                                                          1998) and President and Chief
                                                          Executive Officer of Hills Department
                                                          Stores (May 1991-July 1995); formerly
                                                          variously Chairman, Chief Executive
                                                          Officer, President and Chief Operating
                                                          Officer (1987-1991) of the Sears
                                                          Merchandise Group of Sears, Roebuck &
                                                          Co.


 NAME, AGE AND ADDRESS OF    OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE             BY TRUSTEE
---------------------------  -------------------------
Michael Bozic (60)           Director of Weirton Steel
c/o Mayer, Brown & Platt     Corporation.
Counsel to the Independent
Trustees
1675 Broadway
New York, NY


------------------------
* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                                                                                    NUMBER OF
                                                                                                    FUNDS IN
                                                                                                      FUND
                              POSITION(S)    LENGTH OF                                               COMPLEX
 NAME, AGE AND ADDRESS OF      HELD WITH       TIME           PRINCIPAL OCCUPATION(S) DURING        OVERSEEN
    INDEPENDENT TRUSTEE       REGISTRANT      SERVED*                  PAST 5 YEARS                BY TRUSTEE
---------------------------   -----------   -----------   --------------------------------------   -----------
Edwin J. Garn (69)            Trustee       Trustee       Director or Trustee of the Morgan             97
c/o Summit Ventures LLC                     since         Stanley Funds and the TCW/DW Term
1 Utah Center                               January       Trusts; formerly United States Senator
201 S. Main Street                          1993          (R- Utah)(1974-1992) and Chairman,
Salt Lake City, UT                                        Senate Banking Committee (1980-1986);
                                                          formerly Mayor of Salt Lake City, Utah
                                                          (1971-1974); formerly Astronaut, Space
                                                          Shuttle Discovery (April 12-19, 1985);
                                                          Vice Chairman, Huntsman Corporation
                                                          (chemical company); member of the Utah
                                                          Regional Advisory Board of Pacific
                                                          Corp.

Wayne E. Hedien (67)          Trustee       Trustee       Retired; Director or Trustee of the           97
c/o Mayer, Brown & Platt                    since         Morgan Stanley Funds and the TCW/DW
Counsel to the Independent                  September     Term Trusts; formerly associated with
Trustees                                    1997          the Allstate Companies (1966-1994),
1675 Broadway                                             most recently as Chairman of The
New York, NY                                              Allstate Corporation (March
                                                          1993-December 1994) and Chairman and
                                                          Chief Executive Officer of its
                                                          wholly-owned subsidiary, Allstate
                                                          Insurance Company (July 1989-December
                                                          1994).

Dr. Manuel H. Johnson (52)    Trustee       Trustee       Chairman of the Audit Committee and           97
c/o Johnson Smick                           since         Director or Trustee of the Morgan
International, Inc.                         July 1991     Stanley Funds and the TCW/DW Term
1133 Connecticut Avenue,                                  Trusts; Senior Partner, Johnson Smick
N.W.                                                      International, Inc., a consulting
Washington, D.C.                                          firm; Co-Chairman and a founder of the
                                                          Group of Seven Council (G7C), an
                                                          international economic commission;
                                                          formerly Vice Chairman of the Board of
                                                          Governors of the Federal Reserve
                                                          System and Assistant Secretary of the
                                                          U.S. Treasury.

Michael E. Nugent (65)        Trustee       Trustee       Chairman of the Insurance Committee          113
c/o Triumph Capital, L.P.                   since         and Director or Trustee of the Morgan
237 Park Avenue                             July 1991     Stanley Funds and the TCW/DW Term
New York, NY                                              Trusts; director/trustee of various
                                                          investment companies managed by Morgan
                                                          Stanley Investment Management Inc. and
                                                          Morgan Stanley Investments LP (since
                                                          July 2001); General Partner, Triumph
                                                          Capital, L.P., a private investment
                                                          partnership; formerly Vice President,
                                                          Bankers Trust Company and BT Capital
                                                          Corporation (1984-1988).

John L. Schroeder (71)        Trustee       Trustee       Retired; Chairman of the Derivatives          97
c/o Mayer, Brown & Platt                    since         Committee and Director or Trustee of
Counsel to the Independent                  April 1994    the Morgan Stanley Funds and the
Trustees                                                  TCW/DW Term Trusts; formerly Executive
1675 Broadway                                             Vice President and Chief Investment
New York, NY                                              Officer of the Home Insurance Company
                                                          (August 1991-September 1995).


 NAME, AGE AND ADDRESS OF    OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE             BY TRUSTEE
---------------------------  -------------------------
Edwin J. Garn (69)           Director of Franklin
c/o Summit Ventures LLC      Covey (time management
1 Utah Center                systems), BMW Bank of
201 S. Main Street           North America, Inc.
Salt Lake City, UT           (industrial loan
                             corporation), United
                             Space Alliance (joint
                             venture between Lockheed
                             Martin and the Boeing
                             Company) and Nuskin Asia
                             Pacific (multilevel
                             marketing); member of the
                             board of various civic
                             and charitable
                             organizations.
Wayne E. Hedien (67)         Director of The PMI Group
c/o Mayer, Brown & Platt     Inc. (private mortgage
Counsel to the Independent   insurance); Trustee and
Trustees                     Vice Chairman of The
1675 Broadway                Field Museum of Natural
New York, NY                 History; director of
                             various other business
                             and charitable
                             organizations.
Dr. Manuel H. Johnson (52)   Director of NVR, Inc.
c/o Johnson Smick            (home construction);
International, Inc.          Chairman and Trustee of
1133 Connecticut Avenue,     the Financial Accounting
N.W.                         Foundation (oversight
Washington, D.C.             organization of the
                             Financial Accounting
                             Standards Board).
Michael E. Nugent (65)       Director of various busi-
c/o Triumph Capital, L.P.    ness organizations.
237 Park Avenue
New York, NY
John L. Schroeder (71)       Director of Citizens Com-
c/o Mayer, Brown & Platt     munications Company
Counsel to the Independent   (telecommunications com-
Trustees                     pany).
1675 Broadway
New York, NY


----------------------------------
* This is the date the Trustee began serving the Morgan Stanley family of funds.

    The management Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of funds in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.

                                                                                                    NUMBER OF
                                                                                                    FUNDS IN
                                                                                                      FUND
                              POSITION(S)    LENGTH OF                                               COMPLEX
 NAME, AGE AND ADDRESS OF      HELD WITH       TIME           PRINCIPAL OCCUPATION(S) DURING        OVERSEEN
    MANAGEMENT TRUSTEE        REGISTRANT      SERVED*                  PAST 5 YEARS                BY TRUSTEE
---------------------------   -----------   -----------   --------------------------------------   -----------
Charles A. Fiumefreddo (68)   Chairman,     Trustee       Chairman, Director or Trustee and             97
c/o Morgan Stanley Trust      Director or   since         Chief Executive Officer of the Morgan
Harborside Financial          Trustee       July 1991     Stanley Funds and the TCW/DW Term
Center,                       and Chief                   Trusts; formerly Chairman, Chief
Plaza Two,                    Executive                   Executive Officer and Director of the
Jersey City, NJ               Officer                     Investment Manager, the Distributor
                                                          and Morgan Stanley Services, Executive
                                                          Vice President and Director of Morgan
                                                          Stanley DW, Chairman and Director of
                                                          the Transfer Agent and Director and/or
                                                          officer of various Morgan Stanley
                                                          subsidiaries (until June 1998).

James F. Higgins (53)         Trustee       Trustee       Director or Trustee of the Morgan             97
c/o Morgan Stanley Trust                    since June    Stanley Funds and the TCW/DW Term
Harborside Financial                        2000          Trusts (since June 2000); Chairman of
Center,                                                   the Individual Investor Group of
Plaza Two,                                                Morgan Stanley (since August 2000);
Jersey City, NJ                                           Director of the Transfer Agent,
                                                          Distributor and Dean Witter Realty
                                                          Inc.; previously President and Chief
                                                          Operating Officer of the Private
                                                          Client Group of Morgan Stanley (May
                                                          1999-August 2000), President and Chief
                                                          Operating Officer of Individual
                                                          Securities of Morgan Stanley (February
                                                          1997-May 1999).

Philip J. Purcell (58)        Trustee       Trustee       Director or Trustee of the Morgan             97
1585 Broadway                               since April   Stanley Funds and the TCW/DW Term
New York, NY                                1994          Trusts; Chairman of the Board of
                                                          Directors and Chief Executive Officer
                                                          of Morgan Stanley and Morgan Stanley
                                                          DW; Director of the Distributor;
                                                          Chairman of the Board of Directors and
                                                          Chief Executive Officer of Novus
                                                          Credit Services Inc.; Director and/or
                                                          officer of various Morgan Stanley
                                                          subsidiaries.


 NAME, AGE AND ADDRESS OF    OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE              BY TRUSTEE
---------------------------  ------------------------
Charles A. Fiumefreddo (68)  None
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (53)        None
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (58)       Director of American
1585 Broadway                Airlines, Inc. and its
New York, NY                 parent company, AMR
                             Corporation.


----------------------------------
* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                 POSITION(S)
  NAME, AGE AND ADDRESS OF        HELD WITH          LENGTH OF TIME
     EXECUTIVE OFFICER            REGISTRANT             SERVED*                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------   ----------------   ---------------------   -------------------------------------------------------
Mitchell M. Merin (48)         President          President since May     President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                       1999                    Investment Management (since December 1998); President,
New York, NY                                                              Director (since April 1997) and Chief Executive Officer
                                                                          (since June 1998) of the Investment Manager and Morgan
                                                                          Stanley Services; Chairman, Chief Executive Officer and
                                                                          Director of the Distributor (since June 1998); Chairman
                                                                          and Chief Executive Officer (since June 1998) and
                                                                          Director (since January 1998) of the Transfer Agent;
                                                                          Director of various Morgan Stanley subsidiaries;
                                                                          President of the Morgan Stanley Funds and TCW/DW Term
                                                                          Trusts (since May 1999); Trustee of various Van Kampen
                                                                          investment companies (since December 1999); previously
                                                                          Chief Strategic Officer of the Investment Manager and
                                                                          Morgan Stanley Services and Executive Vice President of
                                                                          the Distributor (April 1997-June 1998), Vice President
                                                                          of the Morgan Stanley Funds (May 1997-April 1999), and
                                                                          Executive Vice President of Morgan Stanley.

Barry Fink (46)                Vice President,    Vice President,         General Counsel (since May 2000) and Managing Director
c/o Morgan Stanley Trust       Secretary and      Secretary and General   (since December 2000) of Morgan Stanley Investment
Harborside Financial Center,   General Counsel    Counsel since           Management; Managing Director (since December 2000),
Plaza Two,                                        February 1997           and Secretary and General Counsel (since February 1997)
Jersey City, NJ                                                           and Director (since July 1998) of the Investment
                                                                          Manager and Morgan Stanley Services; Assistant
                                                                          Secretary of Morgan Stanley DW; Vice President,
                                                                          Secretary and General Counsel of the Morgan Stanley
                                                                          Funds and TCW/DW Term Trusts (since February 1997);
                                                                          Vice President and Secretary of the Distributor;
                                                                          previously, Senior Vice President, Assistant Secretary
                                                                          and Assistant General Counsel of the Investment Manager
                                                                          and Morgan Stanley Services.

Thomas F. Caloia (55)          Treasurer          Over 5 years            First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                  Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                              Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

Alice S. Weiss (53)            Vice President     Since the Fund's        Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas                       inception (2001)        Manager.
New York, NY

----------------------------------
* This is the date the Trustee began serving the Morgan Stanley family of funds.

    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2001)                            (AS OF DECEMBER 31, 2001)
-------------------------  --------------------------------------------------   -------------------------------------------------
Michael Bozic                                     none                                            over $100,000

Edwin J. Garn                                     none                                            over $100,000

Wayne E. Hedien                                   none                                            over $100,000

Dr. Manuel H. Johnson                             none                                            over $100,000

Michael E. Nugent                                 none                                            over $100,000

John L. Schroeder                                 none                                            over $100,000

Charles A. Fiumefreddo                            none                                            over $100,000

James F. Higgins                                  none                                            over $100,000

Philip J. Purcell                                 none                                            over $100,000

    As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

    RONALD E. ROBISON, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services, and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent and JOSEPH J. MCALINDEN, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund.

    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and TODD LEBO, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and NATASHA KASSIAN and GEORGE SILFEN, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.

    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

    At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of meetings of the Board, the Independent Trustees and the Committees as were held by the other Morgan Stanley Funds during the calendar year ended December 31, 2001, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table:

                         FUND COMPENSATION (ESTIMATED)

                                                                  AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                     FROM THE FUND
---------------------------                                     --------------
Michael Bozic.................................................      $1,600
Edwin J. Garn.................................................       1,600
Wayne E. Hedien...............................................       1,600
Dr. Manuel H. Johnson.........................................       2,350
Michael E. Nugent.............................................       2,100
John L. Schroeder.............................................       2,100


    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2001 for services to the 97 Morgan Stanley Funds that were in operation at December 31, 2001. None of the Fund's Independent Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other funds in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                TOTAL CASH
                             COMPENSATION FOR
                              SERVICES TO 97
                              MORGAN STANLEY
                              FUNDS AND OTHER
                             FUNDS IN THE FUND
NAME OF INDEPENDENT TRUSTEE       COMPLEX
---------------------------  -----------------
Michael Bozic..............      $150,150
Edwin J. Garn..............       150,150
Wayne E. Hedien............       150,100
Dr. Manuel H. Johnson......       219,900
Michael E. Nugent..........       228,362
John L. Schroeder..........       196,650


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 52 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Director/Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Director/Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director/Trustee for service to the Adopting Fund

------------------------
(1) An Eligible Director/Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director/Trustee and his or her spouse on the date of such Eligible Director/Trustee's retirement. In addition, the Eligible Director/Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director/Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

in the five year period prior to the date of the Eligible Director/Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds as of the calendar year ended December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits accrued to the Independent Trustees from any other funds in the Fund Complex.

               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS

                                                                              RETIREMENT    ESTIMATED
                                                                               BENEFITS      ANNUAL
                                                ESTIMATED                     ACCRUED AS  BENEFITS UPON
                                              CREDITED YEARS    ESTIMATED      EXPENSES    RETIREMENT
                                              OF SERVICE AT   PERCENTAGE OF     BY ALL      FROM ALL
                                                RETIREMENT       ELIGIBLE      ADOPTING     ADOPTING
NAME OF INDEPENDENT TRUSTEE                    (MAXIMUM 10)    COMPENSATION     FUNDS       FUNDS(2)
---------------------------                   --------------  --------------  ----------  -------------
Michael Bozic...............................         10            60.44%      $21,395       $48,443
Edwin J. Garn...............................         10            60.44        33,443        49,121
Wayne E. Hedien.............................          9            51.37        44,952        41,437
Dr. Manuel H. Johnson.......................         10            60.44        22,022        72,014
Michael E. Nugent...........................         10            60.44        38,472        64,157
John L. Schroeder...........................          8            50.37        68,342        50,640

------------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Eligible Director/Trustee's elections described in Footnote (1) on page 15.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    The following owned 5% or more of the outstanding shares of Class A as of January 9, 2002: National Philanthropic Trust, 165 Township Line Rd., Jenkintown, PA 19046-3531--32.879%; Dave C. Bundy and Jan Bundy, JTTEN,
46 Meadow Rd., Bolton, MA 01740-1120--21.656%; Morgan Stanley DW, custodian for Robert Raymond Wright, IRA, 2315 Sunrise Ave., Portsmouth, OH 45662-2963--14.997% and Morgan Stanley Investment Advisors Inc., Attn: Richard Colville, 1221 Avenue of the Americas, NY 10020-1001--5.522%. The following owned 5% or more of the outstanding shares of Class C as of January 9, 2002:
Morgan Stanley DW, custodian for Manuel Castells, IRA, 34 Sunderland Rd., Tenafly, NJ 07670-1217--10.604%; Blanche Brody & Mark Brody JTTEN,
166 Edwardsen Rd., Canajoharie, NJ 13317-3700--9.164%; Robert H. Johnston,
123 Village Dr., Stroudsburg, PA 18360-1576--7.879%; Morgan Stanley DW, custodian for Jean Castells, IRA, 34 Sunderland Rd., Tenafly, NJ 07670-1217-- 6.590%; Jocelyn J. Becchio, 4402 B. Catlin Circle, Carpinteria, CA 93013-1613--6.035% and St. Paul's Episcopal Church, P.O. Box 1190, Fayetteville, AR 72702-1190--5.580%. The following owned 5% or more of the outstanding shares of Class D as of January 9, 2002: Morgan Stanley Investment Management, Attn:
Dave Sorichetti--3(rd) Fl., 1221 Avenue of the Americas, New York, NY 10020-1001--97.908%

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment

Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.40% to the average net assets of the Fund determined as of the close of each business day. The Investment Manager has agreed to continue to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in the Management Agreement until December 31, 2002, or until such time as the Fund has $50 million of net assets, whichever occurs first. Thereafter, the Investment Manager has agreed under the Management Agreement to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving its management fees to the extent such operating expenses exceed on an annualized basis 0.60% of the average daily net assets of the Fund, which may reduce the investment management fee below 0.40% of the Fund's average daily net assets. For example, if the Fund paid "other expenses" equal to 0.25% of the Fund's average daily net assets, then the investment management fee rate paid by the Fund would equal 0.35% of the Fund's average daily net assets. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001, the Investment Manager accrued total compensation under the Management Agreement in the amount of $29,020. Because of the waiver of the compensation provided for in the Management Agreement and described above, the fees payable for the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001 amounted to $0.

    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business-related trips and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees, including a majority of the Independent Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                                                 JULY 13, 2001
                                                                    THROUGH
                                                               NOVEMBER 30, 2001
                                                              -------------------
Class A.....................................................    FSCs:(1) $15,557
                                                               CDSCs:    $    29
Class B.....................................................   CDSCs:    $   612
Class C.....................................................   CDSCs:    $     0

------------------------

(1)  FSCs apply to Class A only.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $219, $23,462 and $1,421, respectively, which amounts are equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which
(i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

    The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the costs of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $278,126 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 34.98% ($97,290 )--advertising and promotional expenses; (ii) 0% ($0)--printing of prospectuses for distribution to other than current shareholders; and (iii) 65.02% ($180,836)-- other expenses, including the gross sales credit and the carrying charge, of which 0.60% ($1,078) represents carrying charges, 41.15% ($74,420) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 58.25% ($105,338) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001, were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $255,612 as of November 30, 2001 (the end of the Fund's fiscal period), which was equal to 5.79% of the net assets of Class B on such date. Because there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $3,708 in the case of Class C at December 31, 2001 (the end of the calendar year), which amount was equal to 0.59% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain and effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustee's quarterly review of the Plan, they considered its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

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F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281 serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001, the Fund paid a total of $8,255 in brokerage commissions.

B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S.

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government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

    During the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the period July 13, 2001 (commencement of operations) through November 30, 2001, the Fund paid no brokerage commissions to an affiliated broker or dealer.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

    The Investment Manager and certain of its affiliates each currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

    During the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001, the Fund did not pay any brokerage commissions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

    During the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At November 30, 2001, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the

Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section
"V. Investment Management and Other Services--E. Rule 12b-1 Plan."

    The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund if and when the Fund invests in options or futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities purchased after December 31, 2000 and held for more than five years.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

    After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchase shares after December 31, 2000, and hold such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each Class for a specified period by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge) and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period. Based on the foregoing calculation, the total returns for the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001 were -11.03%, -11.08%, -7.34%, and -6.00% for Class A, Class B, Class C and Class D, respectively. During this period, the Investment Manager assumed all operating expenses (except for brokerage and 12b-1 fees) and waived the compensation provided in its Management Agreement. Had the Fund borne these expenses and paid these fees, the total returns for the period would have been -11.50%, -11.94%, -7.83% and -6.70%, respectively.

    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction of any applicable sales charge. Based on this calculation, the average annual total returns for each class for the fiscal period July 13, 2001 (commencement of operations) through November 30, 2001 were -6.10%, -6.40%, -6.40%, and -6.00%
for Class A, Class B, Class C and Class D, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have declined to the following amounts at November 30, 2001:

                                                                            INVESTMENT AT INCEPTION OF:
                                                          INCEPTION     ------------------------------------
CLASS                                                        DATE          $10,000      $50,000   $100,000
-----                                                   --------------  --------------  -------  -----------
Class A...............................................     07/13/01         $8,897      $45,072    $91,083
Class B...............................................     07/13/01         $9,360      $46,800    $93,600
Class C...............................................     07/13/01         $9,360      $46,800    $93,600
Class D...............................................     07/13/01         $9,400      $47,000    $94,000

    The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the period July 13, 2001 (commencement of operations) through November 30, 2001 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley KLD Social Index Fund
PORTFOLIO OF INVESTMENTS / / NOVEMBER 30, 2001

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           Common Stocks (98.5%)
           ADVERTISING/MARKETING SERVICES (0.5%)
     101   Catalina Marketing Corp.*...............  $     3,194
     222   Dun & Bradstreet Corp.*.................        7,606
     117   Harte-Hanks Inc.........................        2,925
   1,038   Interpublic Group of Companies, Inc.....       30,237
     161   Lamar Advertising Co.*..................        5,965
     513   Omnicom Group, Inc......................       44,046
     148   Valassis Communications, Inc.*..........        5,106
                                                     -----------
                                                          99,079
                                                     -----------
           AEROSPACE & DEFENSE (0.0%)
     431   Rockwell Collins........................        7,249
                                                     -----------
           AIR FREIGHT/COURIERS (0.5%)
     181   C.H. Robinson Worldwide, Inc............        5,030
     131   Expeditors International of Washington,
            Inc....................................        6,551
     850   FedEx Corp.*............................       38,981
     640   United Parcel Service, Inc. (Class B)...       35,981
                                                     -----------
                                                          86,543
                                                     -----------
           AIRLINES (0.4%)
     425   AMR Corp.*..............................        9,078
     148   Continental Airlines, Inc. (Class B)*...        3,401
     340   Delta Air Lines, Inc....................        9,853
     136   SkyWest, Inc............................        3,170
   2,108   Southwest Airlines Co...................       39,525
     147   UAL Corp................................        2,480
                                                     -----------
                                                          67,507
                                                     -----------
           ALTERNATIVE POWER GENERATION (0.1%)
     822   Calpine Corp.*..........................       17,722
                                                     -----------
           APPAREL/FOOTWEAR (0.2%)
     319   Cintas Corp.............................       13,634
      29   Columbia Sportswear Co.*................          927
     145   Liz Claiborne, Inc......................        7,247
     139   Reebok International Ltd.*..............        3,233

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

      57   Timberland Co. (Class A)*...............  $     1,982
     245   VF Corp.................................        9,305
                                                     -----------
                                                          36,328
                                                     -----------
           APPAREL/FOOTWEAR RETAIL (0.4%)
     137   American Eagle Outfitters, Inc.*........        3,348
     386   Foot Locker, Inc.*......................        6,230
   1,682   Gap, Inc. (The).........................       22,253
     290   Nordstrom, Inc..........................        5,490
      62   Payless ShoeSource, Inc.*...............        3,429
     768   TJX Companies, Inc. (The)...............       28,946
                                                     -----------
                                                          69,696
                                                     -----------
           AUTO PARTS: O.E.M. (0.3%)
     271   Autoliv, Inc............................        5,000
     409   Dana Corp...............................        5,603
   1,563   Delphi Automotive Systems Corp..........       21,444
     206   Gentex Corp.*...........................        4,915
     166   Lear Corp.*.............................        5,934
     362   Visteon Corp............................        4,996
                                                     -----------
                                                          47,892
                                                     -----------
           BEVERAGES: NON-ALCOHOLIC (1.5%)
   5,822   Coca-Cola Co............................      273,401
     246   Pepsi Bottling Group, Inc. (The)........       10,935
     232   PepsiAmericas, Inc......................        2,916
                                                     -----------
                                                         287,252
                                                     -----------
           BIOTECHNOLOGY (2.2%)
     213   Abgenix, Inc.*..........................        7,668
     106   Affymetrix, Inc.*.......................        3,839
     158   Alkermes, Inc.*.........................        3,852
   2,887   Amgen Inc.*.............................      191,783
     164   Applera Corp. - Celera Genomics
            Group*.................................        4,715
      76   Aviron*.................................        2,816
     124   Cephalon, Inc.*.........................        9,020
     145   COR Therapeutics, Inc.*.................        3,045
     112   CuraGen Corp.*..........................        2,661
     116   Enzon, Inc.*............................        6,799

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
PORTFOLIO OF INVESTMENTS / / NOVEMBER 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

     504   Genzyme Corp. (General Division)*.......  $    27,528
     262   Gilead Sciences, Inc.*..................       18,919
     348   Human Genome Sciences, Inc.*............       14,793
     122   ICOS Corp.*.............................        7,381
     302   IDEC Pharmaceuticals Corp.*.............       21,231
     123   ImClone Systems, Inc.*..................        8,856
     145   Invitrogen Corp.*.......................        9,896
     201   Medarex, Inc.*..........................        4,671
     589   MedImmune, Inc.*........................       25,940
     602   Millennium Pharmaceuticals, Inc.*.......       20,522
      64   Myriad Genetics, Inc.*..................        3,641
      96   OSI Pharameceuticals Inc.*..............        4,654
     242   Protein Design Labs, Inc.*..............        9,121
     137   SICOR Inc.*.............................        2,313
     167   Vertex Pharmaceuticals, Inc.*...........        4,225
                                                     -----------
                                                         419,889
                                                     -----------
           BROADCASTING (0.5%)
   1,330   Clear Channel Communications, Inc.*.....       62,151
     103   Cox Radio, Inc. (Class A)*..............        2,398
      80   Emmis Communications Corp. (Class A)*...        1,326
      74   Entercom Communications Corp.*..........        3,273
     107   Entravision Communications Corp. (Class
            A)*....................................        1,284
      46   Hearst-Argyle Television, Inc.*.........          977
     263   Hispanic Broadcasting Corp.*............        5,747
     177   Radio One, Inc. (Class D)*..............        2,791
     456   Univision Communications, Inc. (Class
            A)*....................................       16,238
     191   Westwood One, Inc.*.....................        5,589
                                                     -----------
                                                         101,774
                                                     -----------
           BUILDING PRODUCTS (0.2%)
     164   American Standard Companies, Inc.*......       10,414
   1,273   Masco Corp..............................       26,644
                                                     -----------
                                                          37,058
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           CABLE/SATELLITE TV (1.2%)
     191   Adelphia Communications Corp. (Class
            A)*....................................  $     4,796
     243   Cablevision Systems Corp. (Class A)*....       10,216
     121   Cablevision Systems Corp. - Rainbow
            Media Group*...........................        2,511
     302   Charter Communications, Inc. (Class
            A)*....................................        4,645
   2,615   Comcast Corp. (Class A Special)*........       99,370
     587   EchoStar Communications Corp. (Class
            A)*....................................       15,538
     106   Insight Communications Co., Inc.*.......        2,115
   7,161   Liberty Media Corp. (Class A)*..........       94,167
      84   Mediacom Communications Corp.*..........        1,297
                                                     -----------
                                                         234,655
                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED (0.1%)
     181   Cabot Corp..............................        6,572
     430   Rohm & Haas Co..........................       15,265
                                                     -----------
                                                          21,837
                                                     -----------
           CHEMICALS: SPECIALTY (0.4%)
     630   Air Products & Chemicals, Inc...........       28,804
     362   Engelhard Corp..........................       10,118
     142   Lubrizol Corp. (The)....................        4,528
      66   OM Group, Inc...........................        4,009
     444   Praxair, Inc............................       23,496
     209   Sigma-Aldrich Corp......................        8,937
                                                     -----------
                                                          79,892
                                                     -----------
           COMMERCIAL PRINTING/ FORMS (0.1%)
     196   Deluxe Corp.............................        7,746
     301   Donnelley (R.R.) & Sons Co..............        8,819
                                                     -----------
                                                          16,565
                                                     -----------
           COMPUTER COMMUNICATIONS (2.6%)
     942   3Com Corp.*.............................        4,220
     785   Avaya Inc.*.............................        8,925

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
PORTFOLIO OF INVESTMENTS / / NOVEMBER 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

     595   Brocade Communications Systems, Inc.*...  $    19,516
  20,261   Cisco Systems, Inc.*....................      414,337
     226   Emulex Corp.*...........................        7,370
     278   Extreme Networks, Inc.*.................        4,401
     326   Finisar Corp.*..........................        3,527
     237   Foundry Networks, Inc.*.................        2,370
      25   Inrange Technologies Corp. (Class B)*...          169
     694   Juniper Networks, Inc.*.................       17,059
      52   McDATA Corp. (Class A)*.................        1,306
     353   Redback Networks, Inc.*.................        1,476
                                                     -----------
                                                         484,676
                                                     -----------
           COMPUTER PERIPHERALS (0.9%)
   6,106   EMC Corp.*..............................      102,520
     355   Lexmark International, Inc.*............       18,343
     515   Maxtor Corp.*...........................        3,038
     793   Network Appliance, Inc.*................       12,260
     255   QLogic Corp.*...........................       12,610
     637   Quantum Corp. - DLT & Storage
            Systems*...............................        6,051
     288   Storage Technology Corp.*...............        6,149
                                                     -----------
                                                         160,971
                                                     -----------
           COMPUTER PROCESSING HARDWARE (5.5%)
     966   Apple Computer, Inc.*...................       20,576
   4,704   Compaq Computer Corp....................       47,746
   6,239   Dell Computer Corp.*....................      174,255
     497   Gateway, Inc.*..........................        4,672
   4,372   Hewlett-Packard Co......................       96,140
   4,810   International Business Machines Corp....      555,988
     252   NCR Corp.*..............................        9,684
   1,569   Palm, Inc.*.............................        5,476
   9,012   Sun Microsystems, Inc.*.................      128,331
                                                     -----------
                                                       1,042,868
                                                     -----------
           CONSTRUCTION MATERIALS (0.1%)
     260   Vulcan Materials Co.....................       12,025
                                                     -----------
           CONSUMER SUNDRIES (0.0%)
      71   Oakley, Inc.*...........................          927
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           CONTAINERS/PACKAGING (0.2%)
     138   Bemis Company, Inc......................  $     6,937
     149   Packaging Corp. of America*.............        2,607
     439   Pactiv Corp.*...........................        7,682
     231   Sealed Air Corp.*.......................       10,603
     263   Sonoco Products Co......................        6,472
                                                     -----------
                                                          34,301
                                                     -----------
           CONTRACT DRILLING (0.3%)
     384   ENSCO International Inc.................        7,726
     140   Helmerich & Payne, Inc..................        3,944
     361   Nabors Industries, Inc.*................       11,362
     371   Noble Drilling Corp.*...................       10,944
     184   Patterson-UTI Energy, Inc.*.............        3,726
     366   Pride International, Inc.*..............        4,685
     261   Rowan Companies, Inc.*..................        4,265
                                                     -----------
                                                          46,652
                                                     -----------
           DATA PROCESSING SERVICES (1.2%)
     249   Acxiom Corp.*...........................        3,217
   1,727   Automatic Data Processing, Inc..........       95,779
     151   Bisys Group, Inc. (The)*................        8,885
     354   Ceridian Corp.*.........................        6,478
     198   Certergy Inc.*..........................        5,825
     166   CheckFree Corp.*........................        2,807
   1,372   Concord EFS, Inc.*......................       41,133
     129   CSG Systems International, Inc.*........        3,993
     187   DST Systems, Inc.*......................        8,920
     516   Fiserv, Inc.*...........................       20,155
     878   Paychex, Inc............................       30,739
     103   Total System Services, Inc..............        2,096
                                                     -----------
                                                         230,027
                                                     -----------
           DEPARTMENT STORES (0.7%)
     791   Kohl's Corp.*...........................       53,669
     828   May Department Stores Co................       29,676
     728   Penney (J.C.) Co., Inc..................       18,448
     334   Saks, Inc.*.............................        2,739
     817   Sears, Roebuck & Co.....................       37,182
                                                     -----------
                                                         141,714
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
PORTFOLIO OF INVESTMENTS / / NOVEMBER 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           DISCOUNT STORES (1.0%)
     314   Big Lots, Inc.*.........................  $     2,952
     202   BJ's Wholesale Club, Inc.*..............        9,090
   1,248   Costco Wholesale Corp.*.................       51,018
     739   Dollar General Corp.....................        9,976
     269   Dollar Tree Stores, Inc.*...............        7,543
     412   Family Dollar Stores, Inc...............       12,278
   1,356   Kmart Corp.*............................        8,272
   2,491   Target Corp.............................       93,512
                                                     -----------
                                                         194,641
                                                     -----------
           DRUGSTORE CHAINS (0.6%)
   1,088   CVS Corp................................       29,322
   2,817   Walgreen Co.............................       92,961
                                                     -----------
                                                         122,283
                                                     -----------
           ELECTRIC UTILITIES (0.4%)
     345   Allegheny Energy, Inc...................       12,023
      49   Aquila, Inc.*...........................          892
      73   Black Hills Corp........................        2,245
     350   DPL, Inc................................        8,225
     104   IDACORP, Inc............................        3,881
     939   Mirant Corp.*...........................       22,921
     216   OGE Energy Corp.........................        4,724
      86   Orion Power Holdings, Inc.*.............        2,236
     280   Potomac Electric Power Co...............        5,911
     238   Puget Energy Inc........................        4,617
     309   UtiliCorp United, Inc...................        7,944
                                                     -----------
                                                          75,619
                                                     -----------
           ELECTRICAL PRODUCTS (0.5%)
     452   American Power Conversion Corp.*........        6,220
     176   Capstone Turbine Corp.*.................          824
     242   Cooper Industries, Inc..................        9,886
   1,186   Emerson Electric Co.....................       64,115
     254   Energizer Holdings, Inc.*...............        4,699
     134   Hubbell, Inc. (Class B).................        3,649
     388   Molex Inc...............................       11,151
     162   Power-One, Inc.*........................        1,617
                                                     -----------
                                                         102,161
                                                     -----------
           ELECTRONIC COMPONENTS (0.4%)
     201   Cree, Inc.*.............................        4,997

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

     411   Jabil Circuit, Inc.*....................  $    10,809
     237   Kemet Corp.*............................        4,005
     188   SanDisk Corp.*..........................        2,668
     887   Sanmina Corp.*..........................       18,982
   1,720   Solectron Corp.*........................       25,284
     332   Vishay Intertechnology, Inc.*...........        6,102
                                                     -----------
                                                          72,847
                                                     -----------
           ELECTRONIC DISTRIBUTORS (0.2%)
     273   Arrow Electronics, Inc.*................        7,513
     325   Avnet, Inc..............................        7,719
     120   CDW Computer Centers, Inc.*.............        6,553
     204   Ingram Micro Inc. (Class A)*............        3,142
     141   Tech Data Corp.*........................        6,459
                                                     -----------
                                                          31,386
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.5%)
     528   Acterna Corporation*....................        1,647
     198   Diebold, Inc............................        7,680
   3,130   JDS Uniphase Corp.*.....................       31,550
     627   Symbol Technologies, Inc................       10,421
     246   Tektronix, Inc.*........................        5,530
     361   Waters Corp.*...........................       13,195
   1,925   Xerox Corp..............................       16,170
                                                     -----------
                                                          86,193
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.8%)
     346   Amkor Technology, Inc.*.................        5,387
   2,250   Applied Materials, Inc.*................       89,437
     513   KLA-Tencor Corp.*.......................       25,768
     342   Lam Research Corp.*.....................        7,497
     177   Mentor Graphics Corp.*..................        4,013
     372   Novellus Systems, Inc.*.................       14,162
     168   Synopsys, Inc.*.........................        9,245
                                                     -----------
                                                         155,509
                                                     -----------
           ELECTRONICS/APPLIANCE STORES (0.3%)
     456   Best Buy Co., Inc.*.....................       32,554
      85   Blockbuster, Inc. (Class A).............        2,235

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
PORTFOLIO OF INVESTMENTS / / NOVEMBER 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

     542   Circuit City Stores, Inc. - Circuit City
            Group..................................  $     9,512
     513   RadioShack Corp.........................       14,856
                                                     -----------
                                                          59,157
                                                     -----------
           ELECTRONICS/ APPLIANCES (0.1%)
     211   Maytag Corp.............................        6,104
     155   Whirlpool Corp..........................       10,193
                                                     -----------
                                                          16,297
                                                     -----------
           ENGINEERING & CONSTRUCTION (0.0%)
      67   Quanta Services, Inc.*..................        1,042
     114   Shaw Group Inc. (The)*..................        3,065
                                                     -----------
                                                           4,107
                                                     -----------
           FINANCE/RENTAL/ LEASING (3.1%)
     253   Allied Capital Corp.....................        6,398
     577   Capital One Financial Corp..............       28,867
     328   Countrywide Credit Industries, Inc......       13,933
   2,822   Fannie Mae..............................      221,809
   1,928   Freddie Mac.............................      127,576
     114   GATX Corp...............................        3,211
   1,283   Household International, Inc............       75,684
   1,980   MBNA Corp...............................       63,835
     790   Providian Financial Corp................        2,109
     104   United Rentals, Inc.*...................        2,264
     451   USA Education Inc.......................       38,367
                                                     -----------
                                                         584,053
                                                     -----------
           FINANCIAL CONGLOMERATES (2.0%)
   3,661   American Express Co.....................      120,484
      88   Investors Financial Services Corp.......        5,810
   5,496   J.P. Morgan Chase & Co..................      207,309
      99   Leucadia National Corp..................        2,657
      39   Liberty Financial Co., Inc..............        1,301
     900   State Street Corp.......................       47,106
       4   Wesco Financial Corp....................        1,240
                                                     -----------
                                                         385,907
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           FINANCIAL PUBLISHING/ SERVICES (0.4%)
      75   Advent Software, Inc.*..................  $     3,751
     540   McGraw-Hill Companies, Inc. (The).......       30,510
     436   Moody's Corp............................       15,116
     191   SEI Investments Co......................        7,735
     743   SunGard Data Systems Inc.*..............       20,849
                                                     -----------
                                                          77,961
                                                     -----------
           FOOD DISTRIBUTORS (0.3%)
     348   Supervalu, Inc..........................        7,889
   1,861   SYSCO Corp..............................       45,762
                                                     -----------
                                                          53,651
                                                     -----------
           FOOD RETAIL (0.8%)
   1,122   Albertson's, Inc........................       37,654
   2,243   Kroger Co.*.............................       56,793
   1,322   Safeway Inc.*...........................       58,908
      47   Weis Markets, Inc.......................        1,316
     133   Whole Foods Market, Inc.*...............        5,707
                                                     -----------
                                                         160,378
                                                     -----------
           FOOD: MAJOR DIVERSIFIED (2.0%)
     607   Campbell Soup Co........................       17,791
     788   General Mills, Inc......................       38,888
     965   Heinz (H.J.) Co.........................       36,786
     666   Kellogg Co..............................       19,640
   4,892   PepsiCo, Inc............................      237,898
     747   Ralston Purina Group....................       24,748
                                                     -----------
                                                         375,751
                                                     -----------
           FOOD: MEAT/FISH/DAIRY (0.0%)
     206   Hormel Foods Corp.......................        5,158
                                                     -----------
           FOOD: SPECIALTY/CANDY (0.3%)
     260   Hershey Foods Corp......................       17,020
     190   McCormick & Co., Inc.
            (Non-Voting)...........................        8,170
      58   Tootsie Roll Industries, Inc............        2,218
     433   Wrigley (Wm.) Jr. Co....................       21,884
                                                     -----------
                                                          49,292
                                                     -----------
           FOREST PRODUCTS (0.0%)
     140   Plum Creek Timber Co., Inc..............        3,972
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
PORTFOLIO OF INVESTMENTS / / NOVEMBER 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           GAS DISTRIBUTORS (0.3%)
     181   Equitable Resources, Inc................  $     5,884
     380   KeySpan Corp............................       12,589
     230   Kinder Morgan, Inc......................       11,254
     218   National Fuel Gas Co....................        4,879
     126   Nicor Inc...............................        4,910
     571   NiSource Inc............................       11,934
     210   Questar Corp............................        4,885
                                                     -----------
                                                          56,335
                                                     -----------
           HOME BUILDING (0.1%)
     167   Centex Corp.............................        7,547
     271   Clayton Homes, Inc......................        3,848
     154   D.R. Horton, Inc........................        4,315
     143   Lennar Corp.............................        5,320
      87   Pulte Homes, Inc........................        3,415
                                                     -----------
                                                          24,445
                                                     -----------
           HOME FURNISHINGS (0.2%)
     543   Leggett & Platt, Inc....................       11,751
     702   Newell Rubbermaid, Inc..................       18,006
                                                     -----------
                                                          29,757
                                                     -----------
           HOME IMPROVEMENT CHAINS (2.1%)
      80   Fastenal Co.............................        4,823
   6,460   Home Depot, Inc. (The)..................      301,424
   2,133   Lowe's Companies, Inc...................       96,646
                                                     -----------
                                                         402,893
                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (0.1%)
     678   Health Management Associates, Inc.
            (Class A)*.............................       13,228
     285   Manor Care, Inc.*.......................        6,655
     105   Orthodontic Centers of America, Inc.*...        2,965
     128   Universal Health Services, Inc. (Class
            B)*....................................        5,364
                                                     -----------
                                                          28,212
                                                     -----------
           HOTELS/RESORTS/ CRUISELINES (0.0%)
     172   Extended Stay America, Inc.*............        2,700
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           HOUSEHOLD/PERSONAL CARE (3.3%)
     102   Alberto-Culver Co. (Class B)............  $     4,439
     622   Avon Products, Inc......................       29,694
     478   Clorox Co...............................       18,891
   1,553   Colgate-Palmolive Co....................       90,633
     286   Estee Lauder Companies, Inc. (The)
            (Class A)..............................        9,544
   2,918   Gillette Co.............................       95,419
     221   International Flavors & Fragrances,
            Inc....................................        6,774
   1,473   Kimberly-Clark Corp.....................       85,684
   3,585   Procter & Gamble Co. (The)..............      277,694
                                                     -----------
                                                         618,772
                                                     -----------
           INDUSTRIAL CONGLOMERATES (0.8%)
     417   Ingersoll-Rand Co.......................       17,468
   1,096   Minnesota Mining & Manufacturing Co.....      125,580
      78   SPX Corp................................        9,477
                                                     -----------
                                                         152,525
                                                     -----------
           INDUSTRIAL MACHINERY (0.2%)
      20   Global Power Equipment Group Inc.*......          288
     643   Illinois Tool Works Inc.................       39,448
                                                     -----------
                                                          39,736
                                                     -----------
           INDUSTRIAL SPECIALTIES (0.2%)
      66   Cabot Microelectronics Corp.*...........        4,578
     353   Ecolab, Inc.............................       13,202
     130   Millipore Corp..........................        7,761
     365   Sherwin-Williams Co.....................       10,216
     137   Valspar Corp. (The).....................        5,409
                                                     -----------
                                                          41,166
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (0.8%)
     511   Citrix Systems, Inc.*...................       11,431
   1,295   Electronic Data Systems Corp............       89,640
     178   Henry (Jack) & Associates, Inc..........        4,252
     127   Infonet Services Corp. (Class B)*.......          226

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
PORTFOLIO OF INVESTMENTS / / NOVEMBER 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

      80   National Instruments Corp.*.............  $     2,896
     702   PeopleSoft, Inc.*.......................       24,507
     152   Reynolds & Reynolds Co. (Class A).......        3,827
     148   RSA Security, Inc.*.....................        2,353
     161   StorageNetworks, Inc.*..................        1,106
     176   Wind River Systems, Inc.*...............        3,027
                                                     -----------
                                                         143,265
                                                     -----------
           INSURANCE BROKERS/ SERVICES (0.6%)
     632   AON Corp................................       22,645
     172   ChoicePoint Inc.*.......................        8,101
     223   Gallagher (Arthur J.) & Co..............        8,139
     762   Marsh & McLennan Companies, Inc.........       81,511
                                                     -----------
                                                         120,396
                                                     -----------
           INTEGRATED OIL (0.3%)
   1,729   Conoco Inc..............................       47,323
      99   Murphy Oil Corp.........................        7,119
                                                     -----------
                                                          54,442
                                                     -----------
           INTERNET RETAIL (0.0%)
     505   Amazon.com, Inc.*.......................        5,717
                                                     -----------
           INTERNET SOFTWARE/ SERVICES (0.5%)
     839   BEA Systems, Inc.*......................       14,087
     578   BroadVision, Inc.*......................        1,740
     313   CNET Networks, Inc.*....................        2,344
     194   Earthlink, Inc.*........................        2,871
      96   Internet Security Systems, Inc.*........        3,111
     243   Interwoven, Inc.*.......................        2,182
     311   KPMG Consulting, Inc.*..................        5,144
     468   Openwave Systems Inc.*..................        5,125
     245   RealNetworks, Inc.*.....................        1,612
     126   Retek, Inc.*............................        3,597
   1,019   Siebel Systems, Inc.*...................       22,775
     556   VeriSign, Inc.*.........................       20,772
     679   Vignette Corp.*.........................        3,673
     926   Yahoo! Inc.*............................       14,418
                                                     -----------
                                                         103,451
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           INVESTMENT BANKS/ BROKERS (1.3%)
     302   AmeriTrade Holding Corp. (Class A)*.....  $     1,800
     702   E*TRADE Group, Inc.*....................        5,616
     221   Edwards (A.G.), Inc.....................        9,415
     601   Goldman Sachs Group, Inc. (The).........       53,429
      89   Instinet Group, Inc.*...................          779
      88   Investment Technology Group, Inc.*......        5,060
     241   Knight Trading Group, Inc.*.............        2,805
     118   LaBranche & Co., Inc.*..................        3,687
     175   Legg Mason, Inc.........................        8,269
   2,311   Merrill Lynch & Co., Inc................      115,758
   3,022   Schwab (Charles) Corp...................       43,396
                                                     -----------
                                                         250,014
                                                     -----------
           INVESTMENT MANAGERS (0.4%)
      38   BlackRock, Inc.*........................        1,474
     161   Eaton Vance Corp........................        5,197
     219   Federated Investors, Inc.
            (Class B)..............................        6,439
     479   Franklin Resources, Inc.................       17,124
      27   John Nuveen Co. (The) (Class A).........        1,337
     156   Neuberger Berman Inc....................        6,174
     290   Price (T.) Rowe Group, Inc..............        9,193
     607   Stilwell Financial, Inc.................       14,398
     207   Waddell & Reed Financial, Inc. (Class
            A).....................................        5,591
                                                     -----------
                                                          66,927
                                                     -----------
           LIFE/HEALTH INSURANCE (0.7%)
   1,455   AFLAC, Inc..............................       39,867
      28   American National Insurance Co..........        2,213
     424   Jefferson-Pilot Corp....................       18,868
     520   Lincoln National Corp...................       24,804
     174   Protective Life Corp....................        4,893
     137   The MONY Group Inc......................        4,291
     347   Torchmark Corp..........................       13,689
     593   UnumProvident Corp......................       15,299
                                                     -----------
                                                         123,924
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
PORTFOLIO OF INVESTMENTS / / NOVEMBER 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           MAJOR BANKS (3.4%)
   3,227   Bank One Corp...........................  $   120,819
   1,175   BB&T Corp...............................       40,126
     494   Comerica, Inc...........................       25,372
     695   Huntington Bancshares, Inc..............       11,252
   1,175   KeyCorp.................................       26,908
   1,321   Mellon Financial Corp...................       49,392
   1,662   National City Corp......................       46,536
     799   PNC Financial Services Group, Inc.......       46,302
     377   Popular, Inc............................       10,809
     941   SouthTrust Corp.........................       23,026
     697   SunTrust Banks, Inc.....................       44,092
   4,749   Wells Fargo & Co........................      203,257
                                                     -----------
                                                         647,891
                                                     -----------
           MAJOR TELECOMMUNICATIONS (6.2%)
     866   ALLTEL Corp.............................       56,359
   9,724   AT&T Corp...............................      170,073
   5,181   BellSouth Corp..........................      199,469
     470   NTL Inc.*...............................          870
   9,324   SBC Communications, Inc.................      348,531
   1,969   Sprint Corp. (FON Group)................       42,905
   7,487   Verizon Communications Inc..............      351,889
                                                     -----------
                                                       1,170,096
                                                     -----------
           MANAGED HEALTH CARE (0.9%)
     392   Aetna Inc...............................       12,219
     639   Caremark Rx, Inc.*......................        9,585
     414   CIGNA Corp..............................       37,769
     240   First Health Group Corp.*...............        5,772
     251   Health Net Inc.*........................        5,020
     470   Humana, Inc.............................        5,913
     273   Oxford Health Plans, Inc.*..............        7,865
     101   Trigon Healthcare, Inc.*................        6,530
     878   UnitedHealth Group Inc..................       62,733
     175   Wellpoint Health Networks, Inc.*........       20,633
                                                     -----------
                                                         174,039
                                                     -----------
           MEDIA CONGLOMERATES (3.7%)
  11,791   AOL Time Warner Inc.*...................      411,506
   5,783   Disney (Walt) Co. (The).................      118,378

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

   3,685   Viacom, Inc. (Class B)
            (Non-Voting)*..........................  $   160,850
                                                     -----------
                                                         690,734
                                                     -----------
           MEDICAL DISTRIBUTORS (0.4%)
     272   Amerisource Bergen Corp.................       16,181
     162   Andrx Group*............................       11,959
      95   Henry Schein, Inc.*.....................        3,819
     789   McKesson HBOC, Inc......................       29,406
     135   Patterson Dental Co.*...................        5,175
      57   Priority Healthcare Corp. (Class B)*....        1,883
                                                     -----------
                                                          68,423
                                                     -----------
           MEDICAL SPECIALTIES (2.6%)
     292   Apogent Technologies Inc.*..............        7,125
     584   Applera Corp. - Applied Biosystems
            Group..................................       19,330
     131   Bard (C.R.), Inc........................        8,263
   1,639   Baxter International, Inc...............       85,228
     153   Beckman Coulter, Inc....................        6,411
     713   Becton, Dickinson & Co..................       24,149
     742   Biomet, Inc.............................       20,769
     870   Boston Scientific Corp.*................       23,142
     317   Cytyc Corp.*............................        7,747
     127   DENTSPLY International, Inc.............        5,914
     850   Guidant Corp.*..........................       41,489
     124   Hillenbrand Industries, Inc.............        6,527
     116   Inhale Therapeutic Systems, Inc.*.......        1,888
   3,345   Medtronic, Inc..........................      158,152
      87   ResMed, Inc.*...........................        5,090
     237   St. Jude Medical, Inc.*.................       17,657
     372   Stryker Corp............................       20,427
      92   Varian Medical Systems, Inc.*...........        6,348
     530   Zimmer Holdings, Inc.*..................       17,098
                                                     -----------
                                                         482,754
                                                     -----------
           MEDICAL/NURSING SERVICES (0.1%)
     230   DaVita, Inc.*...........................        5,210
     257   Lincare Holdings, Inc.*.................        7,638
                                                     -----------
                                                          12,848
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
PORTFOLIO OF INVESTMENTS / / NOVEMBER 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           MISCELLANEOUS COMMERCIAL
           SERVICES (0.2%)
     473   Convergys Corp.*........................  $    15,718
     200   Exult Inc.*.............................        3,256
     102   Iron Mountain Inc.*.....................        4,417
     368   Sabre Holdings Corp.*...................       12,766
                                                     -----------
                                                          36,157
                                                     -----------
           MISCELLANEOUS MANUFACTURING (0.1%)
      86   Mettler-Toledo International Inc.*......        4,237
     121   Pentair, Inc............................        4,286
      93   Teleflex, Inc...........................        3,943
                                                     -----------
                                                          12,466
                                                     -----------
           MOTOR VEHICLES (0.2%)
     837   Harley-Davidson, Inc....................       44,009
                                                     -----------
           MOVIES/ENTERTAINMENT (0.0%)
     100   Metro-Goldwyn-Mayer Inc.*...............        1,783
      45   Pixar, Inc.*............................        1,603
                                                     -----------
                                                           3,386
                                                     -----------
           MULTI-LINE INSURANCE (3.1%)
   6,375   American International Group, Inc.......      525,300
     656   Hartford Financial Services Group, Inc.
            (The)..................................       38,835
     139   HCC Insurance Holdings, Inc.............        3,789
     353   Safeco Corp.............................       11,352
                                                     -----------
                                                         579,276
                                                     -----------
           OFFICE EQUIPMENT/ SUPPLIES (0.3%)
     270   Avery Dennison Corp.....................       14,575
     164   Hon Industries, Inc.....................        4,198
     210   Miller (Herman), Inc....................        4,591
     683   Pitney Bowes, Inc.......................       28,331
     204   Steelcase, Inc. (Class A)...............        2,901
                                                     -----------
                                                          54,596
                                                     -----------
           OIL & GAS PIPELINES (0.2%)
   1,385   Williams Companies, Inc. (The)..........       37,007
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           OIL & GAS PRODUCTION (0.6%)
     694   Anardarko Petroleum Corp................  $    36,019
     347   Apache Corp.............................       15,959
     331   Devon Energy Corp.......................       11,383
     289   EOG Resources, Inc......................       10,109
      78   Forest Oil Corp.*.......................        2,031
      60   Mitchell Energy & Development Corp.
            (Class A)..............................        3,029
     108   Newfield Exploration Co.*...............        3,337
     157   Noble Affiliates, Inc...................        5,134
     471   Ocean Energy, Inc.......................        8,346
     272   Pioneer Natural Resources Co.*..........        4,556
     148   Pogo Producing Co.......................        3,500
     322   XTO Energy Inc..........................        5,233
                                                     -----------
                                                         108,636
                                                     -----------
           OIL REFINING/MARKETING (0.1%)
     220   Sunoco, Inc.............................        8,043
     169   Valero Energy Corp......................        5,915
                                                     -----------
                                                          13,958
                                                     -----------
           OILFIELD SERVICES/ EQUIPMENT (0.3%)
     929   Baker Hughes Inc........................       30,629
     142   Cooper Cameron Corp.*...................        5,203
     175   Global Industries Ltd.*.................        1,122
     284   Grant Prideco, Inc.*....................        2,513
     195   Hanover Compressor Co.*.................        5,045
     224   National-Oilwell, Inc.*.................        3,750
     168   Tidewater, Inc..........................        4,788
     208   Varco International, Inc.*..............        2,943
     292   Weatherford International, Inc.*........        9,773
                                                     -----------
                                                          65,766
                                                     -----------
           OTHER CONSUMER SERVICES (0.3%)
     506   Block (H.&R.), Inc......................       20,159
     158   DeVry, Inc.*............................        4,106
     389   eBay, Inc.*.............................       26,479
      23   Expedia, Inc. (Class A)*................          824
     194   Homestore.com, Inc.*....................          710
      21   Hotel Reservations Network, Inc.
            (Class A)*.............................          727

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
PORTFOLIO OF INVESTMENTS / / NOVEMBER 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

     786   Service Corp. International*............  $     4,614
      27   Travelocity.com Inc.*...................          576
                                                     -----------
                                                          58,195
                                                     -----------
           PACKAGED SOFTWARE (6.2%)
     666   Adobe Systems, Inc......................       21,365
     149   Autodesk, Inc...........................        5,543
     649   BMC Software, Inc.*.....................       10,871
     688   Cadence Design Systems, Inc.*...........       16,409
   1,264   Computer Associates International,
            Inc....................................       42,053
     920   Compuware Corp.*........................       10,230
     753   i2 Technologies, Inc.*..................        4,322
     179   Informatica Corp.*......................        2,382
     478   Intuit Inc.*............................       20,984
     112   Macrovision Corp.*......................        3,885
     140   Manugistics Group, Inc.*................        1,652
     200   Mercury Interactive Corp.*..............        6,158
     202   Micromuse Inc.*.........................        3,208
  12,098   Microsoft Corp.* **.....................      776,813
  11,619   Oracle Corp.*...........................      163,015
     731   Parametric Technology Corp.*............        6,396
     399   Peregine Systems, Inc.*.................        6,204
      91   Quest Software, Inc.*...................        2,212
     562   Rational Software Corp.*................       10,678
     322   Sybase Inc.*............................        4,637
     205   Symantec Corp.*.........................       13,319
     169   TIBCO Software, Inc.*...................        2,128
   1,100   Veritas Software Corp.*.................       42,779
                                                     -----------
                                                       1,177,243
                                                     -----------
           PERSONNEL SERVICES (0.1%)
     210   Manpower, Inc...........................        6,840
     427   Robert Half International, Inc.*........       11,508
     218   TMP Worldwide, Inc.*....................        9,001
                                                     -----------
                                                          27,349
                                                     -----------
           PHARMACEUTICALS: GENERIC DRUGS (0.2%)
      53   Barr Laboratories, Inc.*................        3,872
     435   IVAX Corp.*.............................        8,961
     362   Mylan Laboratories, Inc.................       12,482

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

     293   Watson Pharmaceuticals, Inc.*...........  $     8,769
                                                     -----------
                                                          34,084
                                                     -----------
           PHARMACEUTICALS: MAJOR (5.6%)
   8,383   Johnson & Johnson.......................      488,310
   6,369   Merck & Co., Inc........................      431,500
   4,049   Schering-Plough Corp....................      144,671
                                                     -----------
                                                       1,064,481
                                                     -----------
           PHARMACEUTICALS: OTHER (0.5%)
     364   Allergan, Inc...........................       27,478
     488   Forest Laboratories, Inc.*..............       34,550
     486   King Pharmaceuticals, Inc.*.............       19,362
      84   Medicis Pharmaceutical Corp. (Class
            A)*....................................        4,964
     215   Sepracor, Inc.*.........................       10,729
                                                     -----------
                                                          97,083
                                                     -----------
           PROPERTY - CASUALTY INSURERS (0.6%)
      88   21st Century Insurance Group............        1,596
      13   Alleghany Corp.*........................        2,480
     117   American Financial Group, Inc...........        2,876
     485   Chubb Corp. (The).......................       33,979
     374   Cincinnati Financial Corp...............       14,433
      54   Erie Indemnity Co. (Class A)............        2,009
      71   Mercury General Corp....................        3,106
     175   Progressive Corp. (The).................       25,643
     593   St. Paul Companies, Inc.................       27,918
      58   Transatlantic Holdings, Inc.............        5,222
                                                     -----------
                                                         119,262
                                                     -----------
           PUBLISHING: BOOKS/ MAGAZINES (0.0%)
     107   Meredith Corp...........................        3,649
                                                     -----------
           PUBLISHING: NEWSPAPERS (0.3%)
     215   Belo (A.H.) Corp. (Series A)............        3,844
     130   Dow Jones & Co., Inc....................        6,581
      63   McClatchy Co. (The) (Class A)...........        2,832

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
PORTFOLIO OF INVESTMENTS / / NOVEMBER 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

     441   New York Times Co. (The) (Class A)......  $    20,043
      84   Scripps (E.W.) Co. (Class A)............        5,363
     525   Tribune Co..............................       18,953
      10   Washington Post Co. (The) (Class B).....        5,100
                                                     -----------
                                                          62,716
                                                     -----------
           PULP & PAPER (0.1%)
     134   Boise Cascade Corp......................        4,293
     131   Bowater, Inc............................        6,300
     274   Mead Corp...............................        8,472
     239   Westvaco Corp...........................        6,838
                                                     -----------
                                                          25,903
                                                     -----------
           RAILROADS (0.1%)
   1,064   Norfolk Southern Corp...................       20,631
                                                     -----------
           REAL ESTATE DEVELOPMENT (0.1%)
     278   Catellus Development Corp.*.............        4,962
     197   Security Capital Group Inc. (Class
            B)*....................................        4,186
      77   St. Joe Co. (The).......................        2,087
                                                     -----------
                                                          11,235
                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (1.1%)
     194   AMB Property Corp.......................        4,947
     182   Apartment Investment & Management Co.
            (Class A)..............................        8,099
     334   Archstone-Smith Trust...................        8,744
     160   Arden Realty, Inc.......................        4,120
     168   Avalonbay Communities, Inc..............        8,123
     195   Boston Properties, Inc..................        7,254
     161   CarrAmerica Realty Corp.................        4,653
     245   Crescent Real Estate Equities Co........        4,263
     357   Duke Realty Corp........................        8,768
   1,136   Equity Office Properties Trust..........       33,853
     740   Equity Residential Properties Trust.....       21,423
     145   General Growth Properties, Inc..........        5,764
     143   Health Care Property Investors, Inc.....        5,311

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

     156   Hospitality Properties Trust............  $     4,279
     565   Host Marriott Corp......................        4,757
     242   iStar Financial Inc.....................        6,137
     152   Kimco Realty Corp.......................        7,539
     195   Liberty Property Trust..................        5,663
     119   Mack-Cali Realty Corp...................        3,487
     241   New Plan Excel Realty Trust.............        4,524
     343   ProLogis Trust..........................        7,529
     250   Public Storage, Inc.....................        8,500
     159   Rouse Co. (The).........................        4,651
     346   Simon Property Group, Inc...............        9,996
     179   Vornado Realty Trust....................        7,035
                                                     -----------
                                                         199,419
                                                     -----------
           RECREATIONAL PRODUCTS (0.3%)
     242   Brunswick Corp..........................        4,767
     212   Callaway Golf Co........................        3,381
     347   Electronic Arts Inc.*...................       20,980
   1,192   Mattel, Inc.............................       21,945
                                                     -----------
                                                          51,073
                                                     -----------
           REGIONAL BANKS (2.6%)
   1,025   AmSouth Bancorporation..................       18,778
     183   Associated Banc-Corp....................        6,271
     139   BancWest Corp...........................        4,832
     381   Banknorth Group, Inc....................        8,272
     106   City National Corp......................        4,616
      77   Commerce Bancorp, Inc...................        5,756
     183   Commerce Bancshares, Inc................        6,895
     354   Compass Bancshares, Inc.................        9,569
     143   Cullen/Frost Bankers, Inc...............        4,025
   1,355   Fifth Third Bancorp.....................       81,422
     355   First Tennessee National Corp...........       12,773
     128   First Virginia Banks, Inc...............        6,111
     218   FirstMerit Corp.........................        5,515
     210   Fulton Financial Corp...................        4,492
     438   Hibernia Corp. (Class A)................        7,174
     232   M&T Bank Corp...........................       16,356
     285   Marshall & Ilsley Corp..................       17,508
     197   Mercantile Bankshares Corp..............        8,158
     570   National Commerce Financial Corp........       13,680
     448   North Fork Bancorporation, Inc..........       13,570

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
PORTFOLIO OF INVESTMENTS / / NOVEMBER 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

     546   Northern Trust Corp.....................  $    31,581
     165   Old National Bancorp....................        4,135
     221   Pacific Century Financial Corp..........        5,569
      82   Provident Financial Group, Inc..........        1,860
     630   Regions Financial Corp..................       18,125
     229   Sky Financial Group, Inc................        4,479
     680   Synovus Financial Corp..................       15,980
     218   TCF Financial Corp......................       10,017
     127   Trustmark Corp..........................        3,065
   5,443   U.S. Bancorp............................      103,308
     379   Union Planters Corp.....................       16,452
     216   Valley National Bancorp.................        6,813
      80   Wilmington Trust Corp...................        4,848
     255   Zions Bancorporation....................       12,311
                                                     -----------
                                                         494,316
                                                     -----------
           RESTAURANTS (0.8%)
     327   Darden Restaurants, Inc.................       10,052
     114   Krispy Kreme Doughnuts, Inc.*...........        4,247
   3,579   McDonald's Corp.........................       96,060
     194   Outback Steakhouse, Inc.*...............        6,037
   1,052   Starbucks Corp.*........................       18,641
     253   Wendy's International, Inc..............        7,193
                                                     -----------
                                                         142,230
                                                     -----------
           SAVINGS BANKS (0.8%)
     127   Astoria Financial Corp..................        6,308
     620   Charter One Financial, Inc..............       17,081
     233   Dime Bancorp, Inc.......................        8,043
     201   Golden State Bancorp Inc................        4,999
     355   Golden West Financial Corp..............       18,354
     236   GreenPoint Financial Corp...............        8,458
     120   Hudson City Bancorp, Inc................        2,976
      68   People's Bank...........................        1,450
     683   Sovereign Bancorp, Inc..................        7,547
     160   Washington Federal, Inc.................        3,931
   2,429   Washington Mutual, Inc..................       75,979
     136   Webster Financial Corp..................        4,152
                                                     -----------
                                                         159,278
                                                     -----------
           SEMICONDUCTORS (6.2%)
     874   Advanced Micro Devices, Inc.*...........       11,851
   1,661   Agere Systems, Inc. (Class A)*..........        8,571
   1,007   Altera Corp.*...........................       22,919

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

     948   Analog Devices, Inc.*...................  $    40,290
   1,121   Atmel Corp.*............................        9,248
     525   Broadcom Corp. (Class A)*...............       23,095
     168   Cirrus Logic, Inc.*.....................        2,236
     684   Conexant Systems, Inc.*.................       10,185
     327   Cypress Semiconductor Corp.*............        7,528
     296   Integrated Device Technology, Inc.*.....        8,726
  18,617   Intel Corp..............................      608,031
     173   International Rectifier Corp.*..........        5,789
     282   Intersil Holding Corp. (Class A)*.......        9,422
     246   Lattice Semiconductor Corp.*............        4,777
     880   Linear Technology Corp..................       36,106
     942   LSI Logic Corp.*........................       15,308
     854   Maxim Integrated Products, Inc.*........       46,808
     170   Micrel, Inc.*...........................        4,974
     363   Microchip Technology Inc.*..............       13,108
   1,491   Micron Technology, Inc.*................       40,496
     480   National Semiconductor Corp.*...........       14,462
     282   NVIDIA Corp.*...........................       15,408
     454   PMC - Sierra, Inc.*.....................       10,347
     170   Semtech Corp.*..........................        6,548
   4,803   Texas Instruments, Inc..................      153,936
     255   Transmeta Corp.*........................          689
     507   Vitesse Semiconductor Corp.*............        6,180
     873   Xilinx, Inc.*...........................       31,524
                                                     -----------
                                                       1,168,562
                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (0.2%)
     196   AdvancePCS*.............................        5,427
      69   Cerner Corp.*...........................        3,651
     815   IMS Health Inc..........................       16,691
     228   Omnicare, Inc...........................        4,875
     106   Pharmaceutical Product Development,
            Inc.*..................................        2,557
     295   Quintiles Transnational Corp.*..........        4,882
     719   WebMD Corp.*............................        3,739
                                                     -----------
                                                          41,822
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
PORTFOLIO OF INVESTMENTS / / NOVEMBER 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           SPECIALTY INSURANCE (0.4%)
     251   Ambac Financial Group, Inc..............  $    14,076
     237   Fidelity National Financial, Inc........        5,382
      19   Markel Corp.*...........................        3,482
     410   MBIA, Inc...............................       20,881
     261   MGIC Investment Corp....................       15,282
     123   PMI Group, Inc. (The)...................        7,767
     223   Radian Group, Inc.......................        8,541
                                                     -----------
                                                          75,411
                                                     -----------
           SPECIALTY STORES (0.6%)
     235   AutoZone, Inc.*.........................       15,816
     128   Barnes & Noble, Inc.*...................        3,955
     799   Bed Bath & Beyond Inc.*.................       25,944
     223   Borders Group, Inc.*....................        4,293
     823   Office Depot, Inc.*.....................       13,291
   1,265   Staples, Inc.*..........................       22,264
     404   Tiffany & Co............................       11,635
     549   Toys 'R' Us, Inc.*......................       11,809
     122   Williams-Sonoma, Inc.*..................        4,741
                                                     -----------
                                                         113,748
                                                     -----------
           SPECIALTY TELECOMMUNICATIONS (0.2%)
     467   American Tower Corp. (Class A)*.........        4,110
     390   CenturyTel, Inc.........................       13,182
     737   Citizens Communications Co.*............        7,215
     526   Crown Castle International Corp.*.......        5,728
     828   Level 3 Communications, Inc.*...........        4,620
   1,500   McLeodUSA Inc. (Class A)*...............          840
   1,177   Metromedia Fiber Network, Inc. (Class
            A)*....................................          659
     159   Time Warner Telecom Inc. (Class A)*.....        2,258
      51   West Corp.*.............................        1,278
   1,272   Williams Communications Group, Inc.*....        3,104
                                                     -----------
                                                          42,994
                                                     -----------
           STEEL (0.1%)
     215   Nucor Corp..............................       10,638
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           TELECOMMUNICATION EQUIPMENT (1.7%)
   2,184   ADC Telecommunications, Inc.*...........  $     9,697
     224   Advanced Fibre Communications, Inc.*....        4,364
     904   CIENA Corp.*............................       16,046
     474   Comverse Technology, Inc.*..............       10,139
   2,574   Corning Inc.............................       24,273
     701   Corvis Corp.*...........................        2,145
   9,425   Lucent Technologies Inc.................       68,991
     276   ONI Systems Corp.*......................        1,965
     230   Polycom, Inc.*..........................        7,942
   2,096   QUALCOMM Inc.*..........................      123,077
     364   RF Micro Devices, Inc.*.................        8,827
     451   Scientific-Atlanta, Inc.................       12,127
     421   Sonus Networks, Inc.*...................        2,029
     383   Sycamore Networks, Inc.*................        2,007
     127   Tekelec*................................        2,466
   1,132   Tellabs, Inc.*..........................       17,297
      25   Tellium Inc.*...........................          174
      98   UTStarcom, Inc.*........................        2,346
                                                     -----------
                                                         315,912
                                                     -----------
           TOOLS/HARDWARE (0.1%)
     225   Black & Decker Corp.....................        8,334
     160   Snap-On, Inc............................        5,008
     224   Stanley Works (The).....................        9,361
                                                     -----------
                                                          22,703
                                                     -----------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.2%)
      93   Cummins Inc.............................        3,372
     650   Deere & Co..............................       25,994
                                                     -----------
                                                          29,366
                                                     -----------
           WATER UTILITIES (0.0%)
     214   American Water Works Co., Inc...........        8,828
                                                     -----------
           WHOLESALE DISTRIBUTORS (0.1%)
     476   Genuine Parts Co........................       16,041
     208   Grainger (W.W.), Inc....................        9,734
                                                     -----------
                                                          25,775
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
PORTFOLIO OF INVESTMENTS / / NOVEMBER 30, 2001 CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           WIRELESS COMMUNICATIONS (0.9%)
   5,850   AT&T Wireless Services Inc.*............  $    81,725
   1,430   Nextel Communications, Inc.
            (Class A)*.............................       15,330
     124   Nextel Partners, Inc. (Class A)*........        1,193
   1,792   Sprint Corp. (PCS Group)*...............       44,710
     162   TeleCorp PCS, Inc. (Class A)*...........        2,028
     142   Telephone & Data Systems, Inc...........       12,780
      95   Triton PCS Holdings, Inc. (Class A)*....        2,860
      42   United States Cellular Corp.*...........        1,865
     167   Western Wireless Corp.
            (Class A)*.............................        4,103
                                                     -----------
                                                         166,594
                                                     -----------
           Total Common Stocks
            (COST $19,797,568).....................   18,638,641
                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           Short-Term Investment (1.0%)
           Repurchase Agreement
 $   180   Joint repurchase agreement account
            2.129% due 12/03/01 (a) (dated
            11/30/01; proceeds $180,032)
            (COST $180,000)........................  $   180,000
                                                     -----------

  Total Investments
   (COST $19,977,568) (B).................    99.5%  18,818,641
  Other Assets in Excess of Liabilities...     0.5      100,267
                                            ------  -----------
  Net Assets..............................   100.0% $18,918,908
                                            ======  ===========

---------------------------------------------------

   *    NON-INCOME PRODUCING SECURITY.
   ** A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $654,349 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,813,276, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,158,927.

FUTURES CONTRACTS OPEN AT NOVEMBER 30, 2001:
                          DESCRIPTION,     UNDERLYING
                            DELIVERY          FACE
 NUMBER OF     LONG/         MONTH,          AMOUNT         UNREALIZED
 CONTRACTS     SHORT        AND YEAR        AT VALUE       APPRECIATION
------------------------------------------------------------------------
     4          LONG     S&P 500 Index      $228,000         $18,928
                         EMINI
                         December/2001
     1          LONG     NASDAQ 100           31,960              41
                         Index EMINI
                         December/2001
                                                             -------
               Total unrealized appreciation...........      $18,969
                                                             =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
NOVEMBER 30, 2001

Assets:
Investments in securities, at value (cost
 $19,977,568).....................................  $18,818,641
Cash..............................................          848
Receivable for:
  Investments sold................................       69,619
  Shares of beneficial interest sold..............       32,848
  Dividends.......................................       13,478
Deferred offering costs...........................       72,504
Prepaid expenses and other assets.................          208
Receivable from affiliate.........................       68,087
                                                    -----------
    Total Assets..................................   19,076,233
                                                    -----------
Liabilities:
Payable for:
  Investments purchased...........................       10,508
  Distribution fee................................        5,386
  Variation margin on futures contracts...........          643
Accrued expenses and other payables...............       68,284
Offering costs....................................       72,504
                                                    -----------
    Total Liabilities.............................      157,325
                                                    -----------
    Net Assets....................................  $18,918,908
                                                    ===========
Composition of Net Assets:
Paid-in-capital...................................  $20,131,151
Net unrealized depreciation.......................   (1,139,958)
Undistributed net investment income...............       71,640
Net realized loss.................................     (143,925)
                                                    -----------
    Net Assets....................................  $18,918,908
                                                    ===========
Class A Shares:
Net Assets........................................     $328,647
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................       34,996
    Net Asset Value Per Share.....................  $      9.39
                                                    ===========
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET
     VALUE).......................................  $      9.91
                                                    ===========
Class B Shares:
Net Assets........................................   $4,413,103
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................      471,474
    Net Asset Value Per Share.....................  $      9.36
                                                    ===========
Class C Shares:
Net Assets........................................     $543,534
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................       58,047
    Net Asset Value Per Share.....................  $      9.36
                                                    ===========
Class D Shares:
Net Assets........................................  $13,633,624
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................    1,450,930
    Net Asset Value Per Share.....................  $      9.40
                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
Financial Statements CONTINUED

Statement of Operations
FOR THE PERIOD JULY 13, 2001* THROUGH NOVEMBER 30, 2001

Net Investment Income
Income
Interest.......................................... $     8,042
Dividends.........................................      71,613
                                                   -----------
    Total Income..................................      79,655
                                                   -----------
Expenses
Offering costs....................................      45,476
Professional fees.................................      33,060
Investment management fee.........................      29,020
KLD license fee...................................      20,038
Distribution fee (Class A shares).................         219
Distribution fee (Class B shares).................      23,462
Distribution fee (Class C shares).................       1,421
Shareholder reports and notices...................      11,537
Registration fees.................................       6,716
Custodian fees....................................       2,455
Transfer agent fees and expenses..................       1,937
Other.............................................       2,254
                                                   -----------
    Total Expenses................................     177,595
Less: amounts waived/reimbursed...................    (152,493)
                                                   -----------
    Net Expenses..................................      25,102
                                                   -----------
    Net Investment Income.........................      54,553
                                                   -----------

Net Realized and Unrealized Gain (Loss):
Net realized loss on:
  Investments.....................................    (126,223)
  Futures contracts...............................     (17,702)
                                                   -----------
    Net Loss......................................    (143,925)
                                                   -----------
Net unrealized appreciation/depreciation on:
  Investments.....................................  (1,158,927)
  Futures contracts...............................      18,969
                                                   -----------
    Net Depreciation..............................  (1,139,958)
                                                   -----------
    Net Loss......................................  (1,283,883)
                                                   -----------
Net Decrease...................................... $(1,229,330)
                                                   ===========

---------------------

*    COMMENCEMENT OF OPERATIONS.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
Financial Statements CONTINUED

Statement of Changes in Net Assets

                                                          FOR THE PERIOD
                                                      JULY 13, 2001* THROUGH
                                                        NOVEMBER 30, 2001
                                                    --------------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income.............................         $    54,553
Net realized loss.................................            (143,925)
Net unrealized depreciation.......................          (1,139,958)
                                                           -----------

    Net Decrease..................................          (1,229,330)

Net increase from transactions in shares of
 beneficial interest..............................          20,048,238
                                                           -----------

    Net Increase..................................          18,818,908
Net Assets:
Beginning of period...............................             100,000
                                                           -----------
End of Period (Including undistributed net
 investment income of $71,640)....................         $18,918,908
                                                           ===========
---------------------

* COMMENCEMENT OF OPERATIONS.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
NOTES TO FINANCIAL STATEMENTS / / NOVEMBER 30, 2001

1. Organization and Accounting Policies
Morgan Stanley KLD Social Index Fund (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide investment results that before expenses correspond to the total return of the KLD Large Cap Social Index(SM) ("KLD Index"). The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of the value of its net assets in common stocks of companies included in the KLD Index. The Fund was organized as a Massachusetts business trust on April 6, 2001 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Investment Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on July 13, 2001.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (5) short-term debt securities having a maturity date of

Morgan Stanley KLD Social Index Fund
Notes to Financial Statements / / November 30, 2001 CONTINUED

more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract, which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

Morgan Stanley KLD Social Index Fund
Notes to Financial Statements / / November 30, 2001 CONTINUED

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

H. Offering Costs -- The Investment Manager incurred offering costs on behalf of the Fund in the amount of $117,980 which will be reimbursed by the Fund for the full amount thereof. Such expenses were deferred and are being amortized on the straight-line method over a period of approximately one year or less from the commencement of operations.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the average net assets of the Fund determined as of the close of each business day.

The Investment Manager has agreed to waive its fee and assume all operating expenses (except for distribution fees) until such time as the Fund has $50 million of net assets or December 31, 2002, whichever occurs first. Thereafter, the Investment Manager has agreed to assume all operating expenses (except for distribution fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annual basis exceeds 0.60% of the daily net assets of the Fund. At November 30, 2001, included in the Statement of Assets and Liabilities is a receivable from affiliate, which represents expense reimbursements due to the Fund.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon

Morgan Stanley KLD Social Index Fund
Notes to Financial Statements / / November 30, 2001 CONTINUED

redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, totaled approximately $256,000 at November 30, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended November 30, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended November 30, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of approximately $600 and $30, respectively and received approximately $15,600 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended November 30, 2001 aggregated $20,476,150 and $551,027, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

At November 30, 2001, an affiliate of the Investment Manager owned 1,422,508 Class D shares of beneficial interest.

5. Federal Income Tax Status
At November 30, 2001, the Fund had a net capital loss carryover of approximately $20,000 which will be available through November 30, 2009 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $97,000 during fiscal 2001.

As of November 30, 2001, the Fund had temporary book/tax differences attributable to post-October losses, the mark-to-market of open futures contracts and capital loss deferrals on wash sales and permanent book/tax

Morgan Stanley KLD Social Index Fund
Notes to Financial Statements / / November 30, 2001 CONTINUED

differences attributable to a nondeductible expense. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and undistributed net investment income was credited $17,087.

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                               FOR THE PERIOD
                                               JULY 13, 2001*
                                                  THROUGH
                                             NOVEMBER 30, 2001
                                          ------------------------
                                            SHARES       AMOUNT
                                          ----------  ------------
CLASS A SHARES
Sold....................................      32,496  $    313,502
                                          ----------  ------------
CLASS B SHARES
Sold....................................   2,476,207    24,433,481
Redeemed................................  (2,007,233)  (19,900,307)
                                          ----------  ------------
Net increase -- Class B.................     468,974     4,533,174
                                          ----------  ------------
CLASS C SHARES
Sold....................................      55,882       528,640
Redeemed................................        (335)       (2,941)
                                          ----------  ------------
Net increase -- Class C.................      55,547       525,699
                                          ----------  ------------
CLASS D SHARES
Sold....................................   1,856,262    18,375,863
Redeemed................................    (407,832)   (3,700,000)
                                          ----------  ------------
Net increase -- Class D.................   1,448,430    14,675,863
                                          ----------  ------------
Net increase in Fund....................   2,005,447  $ 20,048,238
                                          ==========  ============

---------------------

*    COMMENCEMENT OF OPERATIONS.

7. Purposes Of And Risks Relating To Certain Financial Instruments
The Fund may purchase and sell stock index futures ("futures contracts") for the following reasons: to simulate full investment in the KLD Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the KLD Index.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

At November 30, 2001, the Fund had outstanding futures contracts.

Morgan Stanley KLD Social Index Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:

                                                FOR THE PERIOD JULY 13, 2001*
                                                 THROUGH NOVEMBER 30, 2001**
                                --------------------------------------------------------------
                                  CLASS A          CLASS B          CLASS C          CLASS D
                                  SHARES           SHARES           SHARES           SHARES
                                -----------      -----------      -----------      -----------
Selected Per Share Data:
Net asset value, beginning of
 period.......................    $10.00           $10.00           $10.00           $ 10.00
                                  ------           ------           ------           -------
Loss from investment
 operations:
  Net investment income.......      0.03             0.00             0.00              0.04
  Net realized and unrealized
   loss.......................     (0.64)           (0.64)           (0.64)            (0.64)
                                  ------           ------           ------           -------
Total loss from investment
 operations...................     (0.61)           (0.64)           (0.64)            (0.60)
                                  ------           ------           ------           -------
Net asset value, end of
 period.......................    $ 9.39           $ 9.36           $ 9.36           $  9.40
                                  ======           ======           ======           =======
Total Return+(1)..............     (6.10)%          (6.40)%          (6.40)%           (6.00)%
Ratios to Average Net
 Assets(2)(3)(4):
Expenses......................      0.25%            1.00%            1.00%             0.00%
Net investment income.........      0.85%            0.10%            0.10%             1.10%
Supplemental Data:
Net assets, end of period, in
 thousands....................      $329           $4,413             $544           $13,634
Portfolio turnover rate(1)....         3%               3%               3%                3%

---------------------

 *   COMMENCEMENT OF OPERATIONS.
** THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) IF THE FUND HAD BORNE ALL ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT LOSS RATIOS FOR THE PERIOD ENDED NOVEMBER 30, 2001 WOULD HAVE BEEN 2.35% AND (1.25)%, RESPECTIVELY, FOR CLASS A; 3.10% AND (2.00)%, RESPECTIVELY, FOR CLASS B; 3.10% AND (2.00)%, RESPECTIVELY, FOR CLASS C; AND 2.10% AND (1.00)%, RESPECTIVELY, FOR CLASS D.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley KLD Social Index Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley KLD Social Index Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley KLD Social Index Fund (the "Fund"), including the portfolio of investments, as of November 30, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the period July 13, 2001 (commencement of operations) to November 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley KLD Social Index Fund as of November 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period July 13, 2001 (commencement of operations) to November 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
JANUARY 10, 2002

                       SEE NOTES TO FINANCIAL STATEMENTS